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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant	Filed by a Party other than the Registrant

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Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §.240.14a-12

Senior Housing Properties Trust

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined) :

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Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Senior Housing Properties Trust

Notice of 2014 Annual Meeting
of Shareholders and Proxy Statement

    ,    , 2014 at    , local time
Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

Senior Housing Properties Trust

It is our pleasure to invite you to join our Board of Trustees and executive officers at Senior Housing Properties Trust's 2014 Annual Meeting of Shareholders at our Newton, Massachusetts headquarters. The enclosed Notice of Annual Meeting of Shareholders and Proxy Statement will provide you with information about our Company and the matters to be voted on at the annual meeting.

The Company has made meaningful governance changes in 2013 and 2014 in response to suggestions from some of our largest institutional shareholders. These changes reflect our commitment to our shareholders' interests and best practices. We are committed to more effectively explaining the matters to be addressed at our Annual Meeting of Shareholders and this year's proxy statement contains a number of improvements in how we present information to you about our Company. To start, we have included a Proxy Summary section that provides highlights of the detailed information included elsewhere in the proxy statement, as well as a Question and Answer section with useful information responsive to questions we frequently receive from shareholders. We know that it is important to provide you the information you are looking for about our Company and are committed to doing so.

Further, as a result of our shareholder engagement and resulting efforts to pursue meaningful governance enhancements, we are submitting to shareholders at our annual meeting a proposal to amend our Declaration of Trust to permit the annual election of our Trustees. The Board has unanimously approved the required amendment, subject to your approval. We are pleased to present this proposal and continue to work hard to make meaningful changes to incorporate our shareholders' feedback.

You will see that we have continued this year to provide detailed information about the qualifications of our Trustees and Trustee nominee and why we believe they are the right people to represent you. The proxy statement also includes a comprehensive Compensation Discussion and Analysis that clearly explains our executive compensation philosophy and practice.

Your support is very important to us and to our Company and it is important that your shares be represented and voted at the meeting. Prior to the meeting, I encourage you to sign and return your proxy card or use telephone or Internet voting so that your shares will be represented and voted at the meeting.

Thank you for being a shareholder and for your continued trust and investment in our Company.

    , 2014

On behalf of the Board of Trustees,

 Jeffrey P. Somers
Chair of the Nominating and Governance Committee

PRELIMINARY PROXY MATERIAL—SUBJECT TO COMPLETION

Senior Housing Properties Trust

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

    ,    , 2014

    , local time

Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458

The Annual Meeting of Shareholders of Senior Housing Properties Trust (the "Company") will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458, on    ,    , 2014, at    , local time. The purposes of the meeting are:

1.
to elect the Trustee nominee identified in the accompanying proxy statement to the Company's Board;

2.
to approve an amendment to the Company's Declaration of Trust to permit the annual election of all Trustees;

3.
to hold an advisory vote to approve executive compensation;

4.
to ratify the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the 2014 fiscal year; and

5.
to transact such other business as may properly come before the meeting and at any adjournments or postponements of the meeting.

The Board of Trustees set March 10, 2014 as the record date for the meeting. This means that owners of record of the common shares of the Company as of the close of business on that date are entitled to:

  •
  receive this notice of the meeting; and

  •
  vote at the meeting and any adjournments or postponements of the meeting.

You are invited to attend the Annual Meeting of Shareholders in person and we hope that you will be able to join us on    . To ensure that your vote is counted at the meeting, however, please vote as promptly as possible.

    , 2014

Newton, Massachusetts

By Order of the Board of Trustees,
 Jennifer B. Clark
Secretary

The Company urges each shareholder to promptly sign and return the enclosed proxy card or to use telephone or Internet voting. See the "Voting Information" section on page 3 for information about voting by telephone or Internet, and how to attend the Annual Meeting of Shareholders and vote shares in person.

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VOTING INFORMATION

WE WANT TO HEAR FROM YOU – VOTE TODAY

As a shareholder of Senior Housing Properties Trust, your vote is important. Please carefully review the proxy materials for the 2014 Annual Meeting of Shareholders and follow the instructions below to cast your vote on all of the voting matters.

Voting Matters and Board Recommendations

The Board's Recommendation

Election of Trustee (page 15)	FOR
Amendment to the Declaration of Trust (page 53)	FOR
Advisory Vote to Approve Executive Compensation (page 55)	FOR
Ratification of Independent Auditors (page 56)	FOR

Advance Voting Methods

Even if you plan to attend the 2014 Annual Meeting of Shareholders in person, please vote right away using one of the following advance voting methods (see page 8 for additional details). Make sure to have your proxy card or voting instruction form in hand and follow the instructions.

You can vote in advance in one of three ways:

Visit the website listed on your proxy card/voting instruction form to vote VIA THE INTERNET.
Call the telephone number on your proxy card/voting instruction form to vote BY TELEPHONE.
Sign, date and return your proxy card/voting instruction form to vote BY MAIL.

Voting at the 2014 Annual Meeting of Shareholders

All shareholders of record may vote in person at the 2014 Annual Meeting of Shareholders, which will be held on    ,    , 2014 at    , local time, at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458. Beneficial owners may vote in person at the meeting if they have a valid proxy, as described in the response to question 17 on page 13 of "Questions and Answers."

Important Note About Meeting Admission Requirements: If you plan to attend the meeting in person, see the answer to question 16 on page 12 of "Questions and Answers" for important details on admission requirements.

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PROXY SUMMARY

This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider and you should read the entire proxy statement before voting. For more complete information regarding the Company's 2013 performance, please review the Company's Annual Report to shareholders for the year ended December 31, 2013.

Items of Business at the 2014 Annual Meeting of Shareholders

Item 1:	Election of the Trustee nominee to the Company's Board.
Item 2:	Approval of an amendment to the Company's Declaration of Trust to permit the annual election of all Trustees.
Item 3:	Advisory vote to approve executive compensation.
Item 4:	Ratification of the appointment of Ernst & Young LLP as independent auditors of the Company to serve for the 2014 fiscal year.

Trustees (page 19)

The following table provides summary information about the Company's Trustees.

Name	Age	Trustee Since	Primary Occupation	Other Public Company Boards

John L. Harrington*	77	1999	Chairman of the Board of Trustees of the Yawkey Foundation	3
Adam D. Portnoy	43	2007	President and Chief Executive Officer of Reit Management & Research LLC	4
Barry M. Portnoy	68	1999	Chairman of Reit Management & Research LLC	6
Jeffrey P. Somers*	71	2009	Of Counsel to the law firm of Morse, Barnes-Brown & Pendleton, PC	3
Frederick N. Zeytoonjian*†	78	2003	Chairman and Chief Executive Officer of Turf Products, LLC	0

*
Independent Trustee

†
2014 Trustee Nominee

Business Management Agreement (page 38)

The Company's manager, Reit Management & Research LLC ("RMR"), conducts the Company's day to day operations on the Company's behalf and provides services to the Company pursuant to a business management agreement. To further align the interests of the Company and RMR with those of the Company's shareholders, the Company and RMR agreed that, effective January 1, 2014: (i) the calculation of the base management fee the Company pays RMR will be based on the lesser of the historical cost of the Company's real estate assets and the Company's total market capitalization, and the incentive fee will be based on the amount of outperformance, if any, of the total return per share (dividends and share price changes) realized by the Company's common shareholders in comparison to the total return of the SNL REIT Healthcare Index; and (ii) 10% of the base management fee and the entirety of any incentive fee will be paid in the Company's common shares. The amended and restated business management agreement was approved by the Company's Compensation Committee, which is comprised solely of Independent Trustees, and the terms of the incentive fee were developed by the Compensation Committee in consultation with FTI Consulting, Inc., an independent compensation consultant.

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Governance Highlights (page 26)

The Company is committed to good corporate governance, which promotes the long-term interests of shareholders, strengthens the Board of Trustees, increases management's accountability and helps build public trust in the Company.

2013 Compensation (page 50)

Set forth below is a summary of the 2013 compensation from the Company for each of the Company's named executive officers, as determined under Securities and Exchange Commission ("SEC") rules. See the 2013 Summary Compensation Table on page 50 and the accompanying notes for more information.

Name and Principal Position	Stock Awards	All Other Compensation	Total

David J. Hegarty President and Chief Operating Officer	$217,170	$29,640	$246,810
Richard A. Doyle Treasurer and Chief Financial Officer	171,450	21,996	193,446

Compensation Philosophy (page 46)

The Company's compensation program for its executive officers is designed to recognize the Company's executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance and align the interests of the Company's executives with those of the Company's shareholders. The Compensation Committee also believes that executive compensation should be tied to Company performance.

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Important Dates for the 2015 Annual Meeting of Shareholders (page 33)

•
Shareholder proposals submitted for inclusion in the Company's 2015 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, must be received by    , 2014.

•
Notice of shareholder proposals to be raised at the Company's 2015 Annual Meeting of Shareholders outside of Rule 14a-8 must be received by the Company by    , 2014 and not earlier than    , 2014.

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 PRELIMINARY PROXY MATERIAL—SUBJECT TO COMPLETION

Senior Housing Properties Trust

TWO NEWTON PLACE
255 WASHINGTON STREET, SUITE 300
NEWTON, MASSACHUSETTS 02458

       , 2014

PROXY STATEMENT

The Board of Trustees of Senior Housing Properties Trust (the "Board") is furnishing you this proxy statement to solicit proxies to be voted at the 2014 Annual Meeting of Shareholders of Senior Housing Properties Trust, a Maryland real estate investment trust (the "Company"). The meeting will be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on    , 2014, at    , local time. The proxies also may be voted at any adjournments or postponements of the meeting.

The mailing address of the Company's principal executive offices is Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The Company is first furnishing the proxy materials to shareholders on or about    , 2014.

All properly executed written proxies, and all properly completed proxies submitted by telephone or Internet, that are delivered pursuant to this solicitation will be voted at the annual meeting in accordance with the directions given in the proxy, unless the proxy is revoked prior to completion of voting at the meeting.

Only owners of record of common shares of beneficial interest of the Company ("Common Shares") as of the close of business on March 10, 2014, the record date, are entitled to notice of, and to vote at, the meeting or at any adjournments or postponements of the meeting. Each owner of record of Common Shares on the record date is entitled to one vote for each Common Share held. On March 10, 2014, there were 188,187,580 Common Shares issued and outstanding. The Company's Common Shares are listed on the New York Stock Exchange (the "NYSE").

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON    ,    , 2014.

The Notice of Annual Meeting, Proxy Statement and Annual Report to shareholders for the year ended December 31, 2013, are available at www.proxyvote.com.

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QUESTIONS AND ANSWERS

Proxy Materials and Voting Information

1. What is included in the proxy materials? What is a proxy statement and what is a proxy?

The proxy materials for the 2014 Annual Meeting of Shareholders include the Notice of Annual Meeting, this proxy statement and the Company's Annual Report to shareholders for the year ended December 31, 2013 (the "Annual Report"). If you received a paper copy of these materials, the proxy materials also include a proxy card or voting instruction form.

A proxy statement is a document that the Securities and Exchange Commission ("SEC") regulations require the Company to give you when it asks you to sign a proxy designating individuals to vote on your behalf. A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. The Company has designated the following three persons as proxies for the 2014 Annual Meeting of Shareholders: David J. Hegarty, President and Chief Operating Officer; Jennifer B. Clark, Secretary; and Barry M. Portnoy, Managing Trustee.

2. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

If your shares are registered directly in your name with the Company's registrar and transfer agent, Wells Fargo Shareowner Services, you are considered a shareholder of record with respect to those shares. If your shares are held in a brokerage account or bank, broker or other nominee, you are considered the "beneficial owner" of those shares.

3. What shares are included on the proxy card?

If you are a shareholder of record, you should receive only one notice or proxy card for all the Common Shares you hold in certificate form and in book-entry form.

If you are a beneficial owner, you will receive voting instruction information from the bank, broker or other nominee through which you own your Common Shares. If you hold some shares of record and some shares beneficially, you may receive separate proxies for the shares you own each way.

4. What different methods can I use to vote?

By Written Proxy. All shareholders of record can vote by written proxy card. If you are a shareholder of record and receive a notice regarding the availability of proxy materials, you may request a written proxy card by following the instructions included in the notice. If you are a beneficial owner, you may request a written proxy card or a vote instruction form from your bank, broker or other nominee. Proxies submitted by mail must be received by 11:59 p.m. Eastern Time on    ,    , 2014.

By Telephone or Internet. All shareholders of record also can vote by touchtone telephone using the toll-free telephone number on the notice or proxy card, or through the Internet, using the procedures and instructions described in the notice or proxy card. Beneficial owners may vote by telephone or Internet if their bank, broker or other nominee makes those methods available, in which case the bank, broker or

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nominee will include the instructions with the proxy voting materials. The telephone and Internet voting procedures are designed to authenticate shareholders' identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly. Proxies submitted by telephone or through the Internet must be received by 11:59 p.m. Eastern Time on     ,    , 2014.

In Person. All shareholders of record may vote in person at the meeting. Beneficial owners may vote in person at the meeting if they have a legal proxy, as described in the response to question 17.

If you have any questions or need assistance in voting your shares, please call the firm assisting the Company in the solicitation of proxies:

Morrow & Co., LLC
470 West Avenue
Stamford, Connecticut 06902
Shareholders Call Toll Free: (855) 292-8186
Banks and Brokers Call Collect: (203) 658-9400

5. What are my voting choices for each of the proposals to be voted on at the 2014 Annual Meeting of Shareholders and what are the voting standards?

Proposal	Voting Choices and Board Recommendation	Voting Standard

Item 1: Election of Trustee	• vote in favor of the Trustee nominee; or • withhold your vote for the Trustee nominee. The Board recommends a vote FOR the Trustee nominee.	Plurality of all votes cast
Item 2: Approval of Amendment to the Company's Declaration of Trust to Permit the Annual Election of All Trustees
• vote in favor of the proposal;
• vote against the proposal; or
• abstain from voting on the proposal.
	The Board recommends a vote FOR the approval of the amendment to the Declaration of Trust to permit the annual election of all Trustees.	Two-thirds of all votes entitled to be cast
Item 3: Advisory Vote to Approve Executive Compensation*
• vote in favor of the advisory proposal;
 • vote against the advisory proposal; or
• abstain from voting on the advisory proposal.
	The Board recommends a vote FOR the advisory vote to approve executive compensation.	Majority of votes cast
Item 4: Ratification of the Appointment of Ernst & Young LLP as Independent Auditors**	• vote in favor of the ratification; • vote against the ratification; or • abstain from voting on the ratification. The Board recommends a vote FOR the ratification.	Majority of votes cast

*
As an advisory vote, the proposal to approve executive compensation is not binding upon the Company. However, the Compensation Committee, which is responsible for designing and administering the Company's executive compensation program, and the Board each value the opinions expressed by shareholders and will consider the outcome of this vote when making future compensation decisions.

**
The Audit Committee, composed 100% of Independent Trustees, appoints the Company's independent auditors. This vote will ratify prior action by the Audit Committee and will not be binding upon the Audit Committee. However, the Audit Committee values the opinions of the Company's shareholders and may reconsider its prior appointment of the independent auditors or consider the results of this vote when it determines to appoint the Company's independent auditors in the future.

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6. What if I am a shareholder of record and do not specify a choice for a matter when returning a proxy?

Shareholders should specify their choice for each matter on the proxy card. If no specific instructions are given, proxies which are signed and returned will be voted:

•
FOR the election of the Trustee nominee as set forth in this proxy statement;

•
FOR the amendment to the Company's Declaration of Trust to permit the annual election of all Trustees;

•
FOR the advisory vote to approve executive compensation; and

•
FOR the proposal to ratify the appointment of Ernst & Young LLP as independent auditors.

7. What if I am a beneficial owner and do not give voting instructions to my broker?

As a beneficial owner, in order to ensure your shares are voted in the way you would like, you must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee. If you do not provide voting instructions to your bank, broker or other nominee, whether your shares can be voted by such person depends on the type of item being considered for vote.

Non-Discretionary Items. The election of the Trustee, the amendment to the Company's Declaration of Trust to permit the annual election of all Trustees and the advisory vote to approve executive compensation are non-discretionary items and may not be voted by brokers, banks or other nominees who have not received specific voting instructions from beneficial owners.

Discretionary Items. The ratification of the appointment of Ernst & Young LLP as independent auditors is a discretionary item. Generally, banks, brokers and other nominees that do not receive voting instructions from beneficial owners may vote on this proposal in their discretion.

8. What is a quorum? How are abstentions and broker non-votes counted?

A quorum of shareholders is required for shareholders to take action at the annual meeting. The presence, in person or by proxy, of shareholders entitled to cast a majority of all the votes entitled to be cast at the annual meeting shall constitute a quorum.

Abstentions and broker non-votes are included in determining whether a quorum is present, but will not be included in vote totals. Abstentions and broker non-votes will have the effect of a vote against Item 2 and will have no effect on the outcome of Items 1, 3 and 4. A proxy marked "WITHHOLD" will have the same effect as an abstention.

9. What can I do if I change my mind after I vote my shares?

Shareholders can revoke a proxy prior to the completion of voting at the meeting by:

•
giving written notice to the Secretary of the Company at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458;

 SENIOR HOUSING PROPERTIES TRUST     2014 Proxy Statement    10

•
delivering a later-dated proxy; or

•
voting in person at the meeting (if you are a beneficial owner, see the response to question 17).

10. Can I access the proxy materials on the Internet? How can I sign up for the electronic proxy delivery service?

The Notice of Annual Meeting, this proxy statement and the Annual Report are available at www.proxyvote.com. You may access these proxy materials on the Internet through the conclusion of the annual meeting.

Instead of receiving future copies of the Company's notices of annual meetings, proxy statements and annual reports to shareholders by mail, shareholders of record and most beneficial owners can elect to receive these materials electronically. Opting to receive your proxy materials online will save the Company the cost of producing and mailing documents, and also will give you an electronic link to the proxy voting site. The notice regarding the availability of proxy materials you received instructs you as to how you may request an e-mail copy of the proxy materials.

11. Who counts the votes?

The Company will retain an independent tabulator to receive and tabulate the proxies and an independent inspector of election to certify the results.

12. When will the Company announce the voting results?

The Company will report the final results in a press release, which will be available on the Company's website, and in a Current Report on Form 8-K filed with the SEC following the completion of the 2014 Annual Meeting of Shareholders.

13. Does the Company have a policy about Trustees' attendance at the Annual Meeting of Shareholders?

Pursuant to the Company's Governance Guidelines, the Company expects each Trustee to attend the Company's Annual Meeting of Shareholders. All of the Trustees attended the 2013 Annual Meeting of Shareholders. You may view the Governance Guidelines at the Company's website, www.snhreit.com.

14. How are proxies solicited and what is the cost?

The Company bears all expenses incurred in connection with the solicitation of proxies. The Company has engaged Morrow & Co., LLC ("Morrow") to assist with the solicitation of proxies for an estimated fee of $20,000 plus reimbursement of expenses. The Company has agreed to indemnify Morrow against certain liabilities arising out of the Company's agreement with Morrow. The Company will also request banks, brokers and other nominees to forward proxy materials to the beneficial owners of Common Shares and to obtain their voting instructions. The Company will reimburse those firms for their expenses.

Proxies may also be solicited, without additional compensation, by the Company's Trustees and officers, and by RMR and its directors, officers and employees, by mail, telephone or other electronic means or in person.

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15. What is householding?

As permitted by the Securities Exchange Act of 1934, as amended (the "Exchange Act"), only one copy of the Notice of Annual Meeting, this proxy statement and the Annual Report is being delivered to shareholders residing at the same address, unless the shareholders have notified the Company of their desire to receive multiple copies of those documents. This practice is known as "householding."

The Company will promptly deliver a separate copy of any of those documents to you if you write to the Company at Investor Relations, Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or call the Company at (617) 796-8234. If you want to receive separate copies of the Company's notices of annual meetings, proxy statements and annual reports to shareholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other record holder, or you may contact the Company at the above address or telephone number.

Annual Meeting Information

16. How do I attend the 2014 Annual Meeting of Shareholders in person?

IMPORTANT NOTE: If you plan to attend the annual meeting, you must follow these instructions to gain admission.

All attendees will need to bring photo identification to gain admission. Please note that cameras or audio or video recorders are not permitted at the meeting. Any cell phones, pagers or similar electronic devices that you have with you must be shut off for the duration of the meeting.

Attendance at the meeting is limited to the Company's Trustees and officers, shareholders of the Company as of the record date (March 10, 2014) or their duly authorized representatives or proxies, and persons permitted by the Chairman of the meeting.

•
Beneficial owners: If you are a shareholder who holds shares indirectly through a brokerage firm, bank, nominee or other institution, you may be required to present evidence of your beneficial ownership of shares. For this purpose, a letter or account statement from the applicable brokerage firm, bank, nominee or other institution confirming such ownership will be acceptable. Please note that you will not be able to vote your shares at the meeting without a legal proxy, as described in the response to question 17.

•
Authorized named representatives: If you are a shareholder as of the record date and intend to appoint an authorized named representative to attend the meeting on your behalf, including if you are a corporation, partnership, limited liability company or other entity, you must notify the Company of your intent by regular mail to the Company's Secretary, by e-mail to secretary@snhreit.com or by fax to (617) 796-8349. Requests for authorized named representatives to attend the meeting must be received no later than    ,    , 2014.

Please include the following information when submitting your request:

(1)
Your name and complete mailing address;

(2)
Proof that you owned shares of the Company as of March 10, 2014 (such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the bank, broker or other nominee holding your shares); and

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    (3)
    A signed authorization appointing such individual to be your authorized named representative at the meeting, which includes the name, address, telephone number and e-mail address of the authorized named representative.

  Upon receipt of proper documentation, you and your named representative will receive confirmation that your named representative has been authorized to attend the meeting. To gain admission to the meeting, the photo ID presented must match the documentation provided in item (3) above. The Company reserves the right to limit the number of representatives who may attend the meeting.

If you have questions regarding these admission procedures, please call Investor Relations at (617) 796-8234.

17. How can I vote at the meeting if I am a beneficial owner?

If you are a beneficial owner and want to vote your shares at the Annual Meeting of Shareholders, you will need to ask your bank, broker or other nominee to furnish you with a legal proxy. You will also need to follow the procedures described in the response to question 16 and then bring the legal proxy with you to the meeting and hand it in with a signed ballot that will be provided to you at the meeting. You will not be able to vote your shares at the meeting without a legal proxy. If you do not have a legal proxy, you can still attend the meeting by following the procedures described in the response to question 16. However, you will not be able to vote your shares at the meeting. Accordingly, the Company encourages you to vote your shares in advance, even if you intend to attend the meeting.

Please note that if you request a legal proxy, any previously executed proxy will be revoked, and your vote will not be counted unless you appear at the meeting and vote in person or legally appoint another proxy to vote on your behalf.

Company Documents, Communications and Shareholder Proposals

18. How can I view or request copies of the Company's documents and SEC filings?

The Company's website contains the Company's Governance Guidelines, Board Committee Charters, the Code of Business Conduct and Ethics and the Company's SEC filings. To view these documents, go to www.snhreit.com, click on "Investors" and click on "Governance." To view the Company's SEC filings and Forms 3, 4 and 5 filed by the Company's Trustees and executive officers, go to www.snhreit.com, click on "Investors," click on "Financial Information" and click on "SEC Filings."

The Company will promptly deliver free of charge, upon request, a copy of the Governance Guidelines, the Board Committee Charters or the Code of Business Conduct and Ethics to any shareholder requesting a copy. Requests should be directed to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

The Company will promptly deliver free of charge, upon request, a copy of the Annual Report to any shareholder requesting a copy. Requests should be directed to the Company's Investor Relations Department at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

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19. How can I communicate with the Company's Trustees?

Any shareholder or other interested person who desires to communicate with the Company's Independent Trustees or any Trustees, individually or as a group, may do so by filling out a report at the Company's website, www.snhreit.com, by calling the Company's toll-free confidential message system at (866) 511-5038 or by writing to the party for whom the communication is intended, c/o Director of Internal Audit, Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. The Company's Director of Internal Audit will then deliver any communication to the appropriate party or parties.

20. How do I submit a proposal for action at the 2015 Annual Meeting of Shareholders?

A proposal for action to be presented by any shareholder at the Company's 2015 Annual Meeting of Shareholders will be acted upon only:

•
if the proposal is to be included in the proxy statement pursuant to Rule 14a-8 under the Exchange Act, the proposal is received at the Company's principal executive offices by    , 2014; or

•
if the proposal is not to be included in the proxy statement, the proposal must be made in accordance with the procedures and requirements set forth in the Company's Bylaws and must be received by the Company by    , 2014 and not earlier than     , 2014.

•
Proposals should be sent to the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

For additional information regarding how to submit a shareholder proposal, see page 33 of this proxy statement.

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ELECTION OF TRUSTEE (ITEM 1)

The Board is elected by the shareholders to oversee the Company's business. The Board serves as the ultimate decision making body of the Company, except for those matters reserved to or shared with the shareholders. The Board selects and oversees the Company's officers, who are charged by the Board with conducting the day to day business of the Company.

Election Process

The Company's Declaration of Trust provides that the number of Trustees shall be determined by the Board. Currently, the number of the Company's Trustees is fixed at five. The Company's Declaration of Trust also currently provides that the Board shall be divided into three groups; however, the Board has approved an amendment to the Company's Declaration of Trust to permit the annual election of all the Trustees beginning with the 2015 Annual Meeting of Shareholders. If this amendment is approved by shareholders, beginning with the 2015 Annual Meeting of Shareholders, the Trustees whose terms expire at an annual meeting will stand for election at the meeting for one-year terms and all Trustees will stand for election at the 2017 annual meeting, and thereafter, for one-year terms. For more information on this amendment, see "Approval of Amendment to the Declaration of Trust to Permit the Annual Election of All Trustees" (Item 2) on page 53.

A plurality of all the votes cast is required to elect the Trustee at the 2014 Annual Meeting of Shareholders. Pursuant to the Company's Governance Guidelines, if an incumbent Trustee does not receive a majority of the votes cast in an uncontested election, he will submit a letter of resignation to the Board. The Nominating and Governance Committee will make a recommendation to the Board on whether to accept or reject the resignation, or whether other action should be taken. The Board will act on the resignation taking into account the recommendation of the Nominating and Governance Committee and make its decision within 90 days following the certification of the election results.

Trustee Nominations

The Nominating and Governance Committee is responsible for identifying and evaluating nominees for Trustee and for recommending to the Board nominees for election at each Annual Meeting of Shareholders. Nominees may be suggested to the Nominating and Governance Committee by Trustees, the Company's officers, shareholders or, in some cases, by a third party firm engaged for the purpose of identifying qualified nominees.

Shareholder Recommendations for Nominees. Shareholders who would like the Nominating and Governance Committee to consider their recommendations for nominees for the position of Trustee should submit their recommendations in writing by mail to the Chair of the Nominating and Governance Committee and the Company's Secretary at Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or by e-mail at secretary@snhreit.com. A shareholder's recommendation should contain or be accompanied by the information and documents required by the Company's Bylaws and other information that the recommending shareholder believes to be relevant or helpful to the Nominating and Governance Committee's deliberations. The Nominating and Governance Committee may request additional information about the shareholder recommended nominee or about the shareholder recommending the nominee. Recommendations by shareholders that are made in accordance with these procedures will be considered by the Nominating and Governance Committee in its discretion using the same criteria as other candidates considered by it.

Shareholder Nominations for Trustee. The Company's Bylaws also provide that shareholders of the Company may nominate a person for election to the Board. For more information on how shareholders can nominate Trustees for election to the Board, see "Shareholder Nominations and Other Proposals" on page 33.

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Trustee Qualifications

Trustees are responsible for overseeing the Company's business. This significant responsibility requires highly-skilled individuals with various qualities, attributes and professional experience. The Board believes that there are general requirements that are applicable to all Trustees, qualifications applicable to Independent Trustees and Managing Trustees and other skills and experience that should be represented on the Board as a whole, but not necessarily by each Trustee. The Board consists of Independent Trustees and Managing Trustees. Independent Trustees are not employees of RMR, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of the NYSE and the SEC. Managing Trustees have been employees of RMR or involved in the Company's day to day activities for at least one year prior to their election. The Board and the Nominating and Governance Committee consider the qualifications of Trustees and Trustee candidates individually and in the broader context of the Board's overall composition and the Company's current and future needs.

Qualifications for All Trustees

In its assessment of each potential candidate, including those recommended by shareholders, the Nominating and Governance Committee considers the potential nominee's integrity, experience, achievements, judgment, intelligence, competence, personal character, likelihood that a candidate will be able to serve on the Board for an extended period and other matters that the Nominating and Governance Committee deems appropriate. The Nominating and Governance Committee also takes into account the ability of a potential nominee to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The Board and Nominating and Governance Committee require that each Trustee be a recognized person of high integrity with a proven record of success in his or her field. Each Trustee must demonstrate the ability to make independent analytical inquiries, familiarity with and respect for corporate governance requirements and practices and a commitment to serving the Company's long-term best interests. In addition, the Nominating and Governance Committee may conduct interviews of potential Trustee candidates to assess intangible qualities, including the individual's ability to ask difficult questions and, simultaneously, to work collegially. The Board does not have a specific diversity policy in connection with the selection of nominees for Trustee, but due consideration is given to the Board's overall balance of diversity, including professional background, experience, perspective, gender and ethnicity.

In addition to other criteria, the Company's Bylaws would require that candidates submit any additional information required in connection with the Company's license or regulation by state healthcare regulatory authorities.

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Specific Qualifications, Attributes, Skills and Experience to be Represented on the Board

The Board has identified particular qualifications, attributes, skills and experience that are important to be represented on the Board as a whole, in light of the Company's long-term interests. The following table summarizes certain key characteristics of the Company's business and the associated qualifications, attributes, skills and experience that the Board believes should be represented on the Board.

Business Characteristics	Qualifications, Attributes, Skills and Experience

The Company's business involves complex financial and real estate transactions.

•

High level of financial literacy

•

Knowledge of commercial real estate industry and REITs

•

Familiarity with healthcare regulation trends and activity

•

Management/leadership experience

•

Knowledge of the Company's historical business activities

•

Familiarity with the public capital markets

•

Work experience

The Board must constantly evaluate the Company's strategic direction in light of current real estate and healthcare business trends, healthcare policy, trends and expected regulatory changes.

•

Experience at a strategic or policymaking level in a business, government, non-profit or academic organization of high standing

•

Commitment to serve on the Board over a period of years in order to develop knowledge about the Company's operations

•

Understanding of the impact of financial market trends on the real estate industry

•

Understanding of healthcare policy, trends and regulations, healthcare business trends and their impact on the Company's business and strategic plans

The Board meets frequently and, at times, on short notice to consider time-sensitive issues.	• Sufficient time and availability to devote to Board and committee matters • Practical wisdom and mature judgment • Flexibility

The Board's responsibilities include understanding and overseeing the various risks facing the Company and ensuring that appropriate policies and procedures are in place to effectively manage risk.	• Risk oversight/management expertise • Service on other public company boards and committees • Operating business experience

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2014 Nominee for Trustee

The following table sets forth the names of the Trustee nominee and those Trustees who will continue to serve after the 2014 Annual Meeting of Shareholders, as well as certain other information about the Trustees:

Name	Position	Group	Current Term Expires

Frederick N. Zeytoonjian*	Independent Trustee	III	2014
Jeffrey P. Somers	Independent Trustee	I	2015
Barry M. Portnoy	Managing Trustee	I	2015
John L. Harrington	Independent Trustee	II	2016
Adam D. Portnoy	Managing Trustee	II	2016

* 2014 Trustee nominee

Upon the recommendation of the Nominating and Governance Committee, the Board has nominated Mr. Frederick N. Zeytoonjian for election as the Independent Trustee in Group III. Mr. Zeytoonjian currently serves on the Board. If elected, Mr. Zeytoonjian would hold office until the Company's 2017 Annual Meeting of Shareholders.

The Board has no reason to believe that Mr. Zeytoonjian will be unable or unwilling to serve if elected. However, if Mr. Zeytoonjian should become unable or unwilling to serve, proxies may be voted for the election of a substitute nominee designated by the Board.

The Board believes that Mr. Zeytoonjian's qualifications, attributes, skills and experiences would contribute to an effective Board serving the Company's long-term best interests. The Board and the Nominating and Governance Committee believe that Mr. Zeytoonjian possesses the necessary qualifications to provide effective oversight of the business and quality advice and counsel to the Company's management.

Included in each Trustee's and the Trustee nominee's biography below is an assessment of the specific qualifications, attributes, skills and experience of such Trustee or Trustee nominee based on the qualifications described above.

The Trustee nominee will be elected if he receives a plurality of the votes cast.

The Board of Trustees recommends a vote FOR the election of the Trustee nominee.

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Trustees and Executive Officers

The following are the ages and recent principal occupations, as of , 2014, of the Company's Trustees, including the Trustee nominee, and executive officers. The business address of the Trustees, Trustee nominee and executive officers is c/o Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458. Included in each Trustee's biography below is an assessment of such Trustee based on the qualifications, attributes, skills and experience the Board has determined are important to be represented on the Board. For a general discussion of the particular Trustee qualifications, attributes, skills and experience, and the process for selecting and nominating individuals for election to serve as a Trustee, please see "Election of Trustee" on page 15.

Trustee Nominee

Frederick N. Zeytoonjian

Independent Trustee since 2003

Group/Term: Group III with a term expiring at the 2014 Annual Meeting of Shareholders. If elected at the meeting, his term will expire at the 2017 Annual Meeting of Shareholders.

Age: 78

Board Committees: Audit; Compensation (Chair); Nominating and Governance

Other Public Company Boards: CommonWealth REIT (1999-2014)

Mr. Zeytoonjian is the founder and has been Chairman and Chief Executive Officer of Turf Products, LLC, one of the largest distributors of lawn care equipment in the United States, for over forty years.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated business leadership as a successful entrepreneur;

•

work on public company boards and board committees;

•

experience as Chief Executive Officer of a national operating business;

•

financial background and his institutional knowledge gained through service on the Board for eleven years; and

•

qualifying as an Independent Trustee in accordance with the requirements of the NYSE and the SEC, and the Company's Bylaws.

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Trustees

John L. Harrington

Independent Trustee since 1999

Group/Term: Group II with a term expiring at the 2016 Annual Meeting of Shareholders

Age: 77

Board Committees: Audit (Chair); Compensation; Nominating and Governance

Other Public Company Boards: Hospitality Properties Trust (since 1995); RMR Real Estate Income Fund (and its predecessor funds) (since 2002); Government Properties Income Trust (since 2009)

Mr. Harrington has been Chairman of the Board of the Yawkey Foundation (a charitable foundation) since 2007 and prior to that from 2002 to 2003. He served as one of the trustees of the Yawkey Foundation since 1982 and as Executive Director from 1982 to 2006. He was also a Trustee of the JRY Trust from 1982 through 2009. Mr. Harrington was Chief Executive Officer and General Partner of the Boston Red Sox Baseball Club from 1986 to 2002 and served as that organization's Vice President and Chief Financial Officer prior to that time. He was President of Boston Trust Management Corp. from 1981 to 2006 and a principal of Bingham McCutchen Sports Consulting LLC from 2007 to 2008. Mr. Harrington represented the Boston Red Sox majority interest in co-founding The New England Sports Network, or NESN, managing NESN from 1981 to 2002. Mr. Harrington served as a Director of Fleet Bank from 1995 to 1999 and of Shawmut Bank of Boston from 1986 to 1995, a Member of the Major League Baseball Executive Council from 1998 to 2001, Assistant Secretary of Administration and Finance for the Commonwealth of Massachusetts in 1980, Treasurer of the American League of Professional Baseball Clubs from 1970 to 1972, Assistant Professor and Director of Admissions, Carroll Graduate School of Management at Boston College from 1967 through 1970 and as Supervisory Auditor for the U.S. General Accounting Office from 1961 through 1966. He was an Independent Trustee of RMR Funds Series Trust from shortly after its formation in 2007 until its dissolution in 2009 (RMR Real Estate Income Fund, its predecessor funds and RMR Funds Series Trust are collectively referred to herein as the "RMR Funds"). Mr. Harrington has held many civic leadership positions and received numerous leadership awards and honorary doctorate degrees. Mr. Harrington holds a Massachusetts license as a certified public accountant.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

work on public company boards and board committees and in key management roles in various enterprises;

•

service on the boards of several private and charitable organizations;

•

professional skills and expertise in accounting, finance and risk management and experience as a chief financial officer;

•

service with government and experience in public policy matters;

•

institutional knowledge gained through service on the Board for fifteen years; and

•

qualifying as an Independent Trustee in accordance with the requirements of the NYSE and the SEC, and the Company's Bylaws.

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Adam D. Portnoy

Managing Trustee since 2007

Group/Term: Group II with a term expiring at the 2016 Annual Meeting of Shareholders

Age: 43

Other Public Company Boards: Government Properties Income Trust (since 2009); Hospitality Properties Trust (since 2007); RMR Real Estate Income Fund (and its predecessor funds) (since 2009); Select Income REIT (since 2011); CommonWealth REIT (2006-2014)

Mr. Portnoy has been an executive officer of RMR since 2003 and currently is the President, Chief Executive Officer and a Director of RMR. Additionally, Mr. Portnoy is an owner of RMR and of RMR Advisors, Inc. ("RMR Advisors"), an SEC registered investment advisor. Mr. Portnoy has been President and Director of RMR Advisors since 2007 and was a Vice President prior to that time since 2003. Mr. Portnoy has been President of CommonWealth REIT since 2011 and was an Executive Vice President of CommonWealth REIT from 2003 through 2006. He was President of Government Properties Income Trust from 2009 until 2011. He has also been President of the RMR Funds since 2007. Prior to becoming President in 2007, Mr. Portnoy served as Vice President of the RMR Funds beginning in 2004. Prior to 2004, Mr. Portnoy held various positions in the finance industry and public sector, including working as an investment banker at Donaldson, Lufkin & Jenrette, working in private equity at the International Finance Corporation (a member of The World Bank Group) and DLJ Merchant Banking Partners, and serving as Chief Executive Officer of a telecommunications company. Mr. Portnoy is also currently a member of the Board of Trustees of Occidental College and serves as the Honorary Consul General of the Republic of Bulgaria to Massachusetts. Mr. Adam Portnoy is the son of Mr. Barry Portnoy, the Company's other Managing Trustee.

Specific Qualifications, Attributes, Skills and Experience:

•

extensive experience in and knowledge of the commercial real estate industry and REITs;

•

leadership position with RMR;

•

public company director service;

•

demonstrated management ability;

•

experience in investment banking and private equity;

•

institutional knowledge gained through service on the Board for seven years and in key leadership positions with the Company's manager for over ten years; and

•

qualifying as a Managing Trustee in accordance with the requirements of the Company's Bylaws.

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Barry M. Portnoy

Managing Trustee since 1999

Group/Term: Group I with a term expiring at the 2015 Annual Meeting of Shareholders

Age: 68

Other Public Company Boards: Hospitality Properties Trust (since 1995); Five Star Quality Care, Inc. (since 2001); RMR Real Estate Income Fund (and its predecessor funds) (since 2002); TravelCenters of America LLC (since 2006); Government Properties Income Trust (since 2009); Select Income REIT (since 2011); CommonWealth REIT (1986-2014)

Mr. Portnoy is an owner of RMR and of RMR Advisors. Mr. Portnoy has been an owner and a Director of RMR (and its predecessor) since its founding in 1986, a full time employee of RMR since 1997, the Chairman of RMR since 1998 and a Director and Vice President of RMR Advisors since 2002. He was an Interested Trustee of RMR Funds Series Trust from shortly after its formation in 2007 until its dissolution in 2009. Mr. Portnoy practiced law for many years as a partner in, and chairman of, a law firm until 1997. Mr. Barry Portnoy is the father of Mr. Adam Portnoy, the Company's other Managing Trustee.

Specific Qualifications, Attributes, Skills and Experience:

•

demonstrated leadership capability;

•

extensive experience in and knowledge of the commercial real estate industry, senior living industry and REITs;

•

leadership position with RMR;

•

extensive public company director service;

•

professional skills and expertise in, among other things, legal and regulatory matters;

•

institutional knowledge gained through prior service on the Board and in key leadership positions with the Company's manager; and

•

qualifying as a Managing Trustee in accordance with the requirements of the Company's Bylaws.

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Jeffrey P. Somers

Independent Trustee since 2009

Group/Term: Group I with a term expiring at the 2015 Annual Meeting of Shareholders

Age: 71

Board Committees: Audit; Compensation; Nominating and Governance (Chair)

Other Public Company Boards: Government Properties Income Trust (since 2009); RMR Real Estate Income Fund (and its predecessor funds) (since 2009); Select Income REIT (since 2012)

Mr. Somers has been, since 2010, Of Counsel to, and from 1995 to 2009, was a member, and for six of those years the managing member, of the law firm of Morse, Barnes-Brown & Pendleton, PC. Prior to that time, he was a partner for more than twenty years at the law firm of Gadsby Hannah LLP (now McCarter & English, LLP) and for eight of those years was managing partner of the firm. Mr. Somers served as a Director for Cantella Management Corp., a holding company for Cantella & Co., Inc., an SEC registered broker-dealer, from 2002 until January 2014, when the company was acquired by a third party. From 1995 to 2001, he served as a Trustee for the Pictet Funds. Before entering private law practice, Mr. Somers was a staff attorney at the SEC in Washington, D.C. He has previously served as a trustee for Glover Hospital, which is now part of Beth Israel Deaconess Hospital, among various other civic leadership roles.

Specific Qualifications, Attributes, Skills and Experience:

•

expertise in legal, corporate governance and regulatory matters;

•

leadership role as a law firm managing member;

•

experience as a hospital trustee, including guiding the hospital's sale process;

•

service as a trustee of public investment companies;

•

extensive experience in complex business transactions;

•

various civic leadership roles;

•

familiarity with finance and accounting matters;

•

institutional knowledge gained through service on the Board for five years; and

•

qualifying as an Independent Trustee in accordance with the requirements of the NYSE and the SEC, and the Company's Bylaws.

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Executive Officers

David J. Hegarty

President and Chief Operating Officer since 1999

Age: 57

Mr. Hegarty has been a Director of RMR since 1999 and has been an Executive Vice President of RMR since 2006. Previously, Mr. Hegarty was President of RMR from 1999 to 2005. Mr. Hegarty is a certified public accountant.

Richard A. Doyle, Jr.

Treasurer and Chief Financial Officer since 2007

Age: 45

Mr. Doyle has been a Senior Vice President of RMR since 2007 and has been an employee of RMR since 2006. From 2005 to 2006, Mr. Doyle was the Director of Financial Reporting of Five Star Quality Care, Inc. Mr. Doyle was a finance officer of Sun Life Financial Inc. from 1999 until 2005. Mr. Doyle is a certified public accountant.

Except as noted with regard to Mr. Barry Portnoy and Mr. Adam Portnoy, there are no family relationships among any of the Company's Trustees or executive officers. The Company's executive officers serve at the discretion of the Board.

RMR is a privately owned company that provides management services to public and private companies, including the Company, CommonWealth REIT, Government Properties Income Trust, Hospitality Properties Trust, Select Income REIT, Five Star Quality Care, Inc. and TravelCenters of America LLC. CommonWealth REIT is a publicly traded REIT that primarily owns office buildings. Government Properties Income Trust is a publicly traded REIT that primarily invests in properties that are majority leased to government tenants. Hospitality Properties Trust is a publicly traded REIT that primarily owns hotels and travel centers. Select Income REIT is a publicly traded REIT that primarily owns net leased, single tenant office and industrial properties and leased lands in Hawaii. Five Star Quality Care, Inc. is a publicly traded real estate based operating company in the healthcare and senior living services business. TravelCenters of America LLC is a publicly traded real estate based operating company in the travel center and convenience store businesses. RMR Advisors, an affiliate of RMR, is an SEC registered investment adviser to the RMR Funds, which are or were investment companies registered under the Investment Company Act of 1940, as amended. The foregoing entities may be considered to be affiliates of the Company.

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TRUSTEE COMPENSATION

The Compensation Committee is responsible for reviewing and determining the Common Share grants awarded to Trustees and making recommendations to the Board regarding cash compensation paid to Trustees for Board, committee and committee chair services. Under the Compensation Committee Charter, the committee is authorized to engage consultants or advisors in connection with its review and analysis of Trustee compensation, though it did not engage any consultants or advisors in 2013 with respect to Trustee compensation. Managing Trustees do not receive cash compensation for their services as Trustees but do receive Common Share grants. The number of Common Shares granted to each Managing Trustee is the same as the number granted to each Independent Trustee.

All Trustees receive compensation in Common Shares to align the interests of Trustees with those of the Company's shareholders. In determining the amount and composition of each Trustee's compensation, the Compensation Committee takes various factors into consideration, including, but not limited to, the responsibilities of Trustees generally, as well as for service on committees and as committee chairs, and the forms of compensation paid to trustees or directors by comparable companies, including the compensation of trustees and directors of other companies managed by RMR. The Board reviews the Compensation Committee's recommendations regarding Trustee cash compensation and determines the amount of such compensation.

2013 Annual Compensation

After giving effect to the changes approved by the Board on May 9, 2013, each Independent Trustee receives an annual fee of $35,000 for services as a Trustee, plus a fee of $1,000 for each meeting attended (prior to such date the meeting fee was $750). Up to two $1,000 fees (or, if prior to May 9, 2013, two $750 fees) are paid if a Board meeting and one or more Board committee meetings are held on the same date. In addition, each Trustee received a grant of 2,000 Common Shares in 2013.

Each Independent Trustee who served as a committee chair of the Company's Audit, Compensation and Nominating and Governance Committees received an additional annual fee of $12,500, $7,500 and $7,500, respectively. Trustees are reimbursed for out of pocket costs they incur from attending continuing education programs and for travel expenses incurred in connection with their duties as Trustees.

The following table details the total compensation of the Company's Trustees for the year ended December 31, 2013.

Name	Fees Earned or Paid in Cash ($)**	Stock Awards ($)***	All Other Compensation ($)	Total ($)

John L. Harrington	$65,750	$57,280	$—	$123,030
Adam D. Portnoy*	—	57,280	—	57,280
Barry M. Portnoy*	—	57,280	—	57,280
Jeffrey P. Somers	60,750	57,280	—	118,030
Frederick N. Zeytoonjian	64,750	57,280	—	122,030

*
Managing Trustees do not receive cash compensation for their services as Trustees.

**
The amounts reported in the Fees Earned or Paid in Cash column reflect the cash fees earned by each Independent Trustee in 2013. In addition to the $35,000 annual cash fee, each of Messrs. Harrington, Somers and Zeytoonjian earned an additional $12,500, $7,500 and $7,500, respectively, for service as a committee chair in 2013. Messrs. Harrington, Somers and Zeytoonjian earned an additional $18,250, $18,250 and $22,250, respectively, in fees for meetings attended in 2013.

***
Equals the number of shares multiplied by the closing price of the Common Shares on the grant date. This is also the compensation cost for the award recognized by the Company for financial reporting purposes pursuant to ASC 718. No assumptions are used in this calculation. All share grants to Trustees vest at the time of grant.

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CORPORATE GOVERNANCE

The Company is committed to good corporate governance, which promotes the long-term interests of shareholders, strengthens Board and management accountability and helps build public trust in the Company. The Board has established Governance Guidelines which provide a framework for the effective governance of the Company. The guidelines address matters such as general qualification standards for the Board, Trustee responsibilities, Board meetings and committees, Trustee compensation, evaluation of management and management succession. The Board regularly reviews developments in corporate governance and updates the Company's Governance Guidelines and other governance materials as it deems necessary and appropriate.

The governance section of the Company's website makes available the Company's corporate governance materials, including the Governance Guidelines, the charter for each Board committee, the Company's Code of Business Conduct and Ethics and information about how to report matters directly to management, the Board or the Audit Committee. To access these documents on the Company's website, www.snhreit.com, click on "Investors" and then "Governance." In addition, instructions on how to obtain copies of the Company's corporate governance materials are included in the response to question 18 in the "Questions and Answers" section on page 13.

Board Leadership Structure

The Board is comprised of both Independent Trustees and Managing Trustees, with a majority being Independent Trustees. Importantly, all Trustees play an active role in overseeing the Company's business both at the Board and committee levels. As set forth in the Company's Governance Guidelines, the core responsibility of the Trustees is to exercise sound, informed and independent business judgment in overseeing and controlling the Company and its strategic direction. The Trustees are skilled and experienced leaders and currently serve or have served as members of senior management in public, private for-profit and nonprofit organizations and law firms, and have also served as government officials and in academia. The Trustees have been called upon to provide solutions to various complex issues and are expected to, and do, ask hard questions of the Company's officers and advisors. This is one of the many ways the Trustees oversee the business and provide advice and counsel to the Company's management.

The Company does not have a Chairman of the Board or a lead Independent Trustee. The Company's President and Treasurer are not members of the Board, but they regularly attend Board meetings, as does the Company's Director of Internal Audit. Other officers of RMR also sometimes attend Board meetings at the invitation of the Board. The Company's President, any Managing Trustee or any two Independent Trustees may call a special meeting. The Company's Managing Trustees, in consultation with the Company's President, Treasurer and Director of Internal Audit, set the agenda for Board meetings. Any Independent Trustee may place an item on an agenda by providing notice to a Managing Trustee, the President or the Treasurer. Discussions at Board meetings are led by the Managing Trustee or Independent Trustee who is most knowledgeable on a subject. The Board is small, which facilitates informal discussions and communication from management to the Board and among Trustees.

Pursuant to the Company's Governance Guidelines, the Company's Independent Trustees meet at least once each year without management. The presiding Trustee at these meetings is the Chair of the Audit Committee, unless the Independent Trustees in attendance select another Independent Trustee to preside. The Company's Independent Trustees also meet to consider Company business without the attendance of the Managing Trustees or officers, and they meet separately with the Company's officers, with the Company's Director of Internal Audit and with the Company's independent auditors. In such meetings of the Company's Independent Trustees, the Chair of the Audit Committee presides unless the Independent Trustees determine otherwise.

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In 2013, the Board held ten meetings. In 2013, each Trustee attended 75% or more of the aggregate of all meetings of the Board and the committees on which he served. All of the Trustees attended last year's Annual Meeting of Shareholders. The Company's policy with respect to Board members' attendance at the Annual Meetings of Shareholders can be found in the Company's Governance Guidelines, the full text of which appears at the Company's website, www.snhreit.com.

Independence of Trustees

Under the corporate governance listing standards of the NYSE, the Board must consist of a majority of independent trustees. Under NYSE corporate governance listing standards, to be considered independent:

•
the trustee must not have a disqualifying relationship, as defined in these NYSE standards; and

•
the Board must affirmatively determine that the trustee otherwise has no material relationship with the Company directly, or as an officer, shareholder or partner of an organization that has a relationship with the Company. To aid in the trustee independence assessment process, the Board has adopted written Governance Guidelines as described below.

The Company's Bylaws also require that a majority of the Board be Independent Trustees. Under the Company's Bylaws, Independent Trustees are not employees of RMR, are not involved in the Company's day to day activities and are persons who qualify as independent under the applicable rules of the NYSE and SEC.

The Board regularly, and at least annually, affirmatively determines whether Trustees have a direct or indirect material relationship with the Company, including the Company's subsidiaries, other than serving as the Company's Trustees. In making independence determinations, the Board observes NYSE and SEC criteria, as well as the Company's Bylaws. When assessing a Trustee's relationship with the Company, the Board considers all relevant facts and circumstances, not merely from the Trustee's standpoint, but also from that of the persons or organizations with which the Trustee has an affiliation. As a result of its annual review, the Board has determined that John L. Harrington, Jeffrey P. Somers and Frederick N Zeytoonjian currently qualify as independent trustees under applicable NYSE rules and are Independent Trustees under the Company's Bylaws. In making these determinations the Board reviewed and discussed additional information provided by the Trustees and the Company with regard to each of the Independent Trustees' relationships with RMR and the companies to which RMR and its affiliates provide management and advisory services. The Board has concluded that none of these three Trustees possessed or currently possesses any relationship that could impair his judgment in connection with his duties and responsibilities as a Trustee or that could otherwise be a direct or indirect material relationship under applicable NYSE standards.

Board Committees

The Board has an Audit Committee, Compensation Committee and Nominating and Governance Committee. Each committee has adopted a written charter, which is available on the Company's website, www.snhreit.com, by clicking on "Investors" and then "Governance." Shareholders may also request copies free of charge by writing to the Company's Secretary, Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

The Audit, Compensation and Nominating and Governance Committees are comprised solely of Independent Trustees and an Independent Trustee serves as Chair of each committee. The Chairs of the Audit, Compensation and Nominating and Governance Committees set the agendas for their respective committee meetings but committee members, the Company's Managing Trustees or members of management may suggest agenda items to be considered by these committees. Additionally, the charter of each of the standing committees provides that the committee may form and delegate authority to subcommittees of one or more members when appropriate. Subcommittees are subject to the provisions of the applicable committee's charter. Additional information about the committees is provided below.

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 Audit Committee

John L. Harrington* Committee Chair

"The Audit Committee is dedicated to maintaining the integrity of the Company's financial reporting; monitoring and controlling the Company's financial risk exposure; selecting, assessing the independence and performance of, and working productively with, the Company's independent auditors; overseeing and collaborating with the Company's internal audit function and monitoring the Company's legal and regulatory compliance."

Additional Committee Members: Jeffrey P. Somers, Frederick N. Zeytoonjian
Meetings Held in 2013: 8

Primary Responsibilities:
The Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The primary function of the Audit Committee is to assist the Board in fulfilling its responsibilities for oversight of: (i) the integrity of the Company's financial statements; (ii) the Company's accounting and financial reporting processes; (iii) compliance with legal and regulatory requirements; (iv) the Company's independent auditors' qualifications and independence; and (v) the performance of the Company's internal audit function and independent auditors. Under its charter, the Audit Committee has the final authority and responsibility to select the Company's independent auditors and to appoint the Company's Director of Internal Audit.

Independence:
Each member of the Audit Committee meets the independence requirements of the NYSE, the Exchange Act and the Company's Governance Guidelines. Each member of the Audit Committee is financially literate, knowledgeable and qualified to review financial statements. The Board has determined that Mr. Harrington is the Audit Committee's "financial expert" and is independent as defined by the rules of the SEC and the NYSE. The Board's determination that Mr. Harrington is the Audit Committee's financial expert was based upon his experience as: (i) Executive Director of a large charitable organization; (ii) Chief Executive Officer of a major professional sports business; (iii) a member of the Audit Committee and of the audit committees of other publicly owned companies; (iv) a certified public accountant; (v) a Director of a large national bank; and (vi) a college assistant professor of accounting. Additionally, the Board has determined that Mr. Harrington's simultaneous service on the audit committees of Government Properties Income Trust, Hospitality Properties Trust, and RMR Real Estate Income Fund will not impair his ability to effectively serve as Chair of the Company's Audit Committee. The Board also has determined that Mr. Somers's simultaneous service on the audit committees of Government Properties Income Trust, Select Income REIT and RMR Real Estate Income Fund will not impair his ability to effectively serve as a member of the Company's Audit Committee.

* Mr. Harrington was appointed Committee Chair in 2008.

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 Compensation Committee

Frederick N. Zeytoonjian* Committee Chair

"The Compensation Committee strives to align the Company's compensation practices with the interests of the Company's shareholders and to diligently monitor and assess the performance of, and the fees paid to, the Company's manager, RMR."

Additional Committee Members: John L. Harrington, Jeffrey P. Somers
Meetings Held in 2013: 6

Primary Responsibilities:
The Compensation Committee's primary responsibilities include: (i) reviewing the terms of RMR's business management and property management agreements with the Company, evaluating the performance of RMR under those agreements, approving the fees and certain other costs that the Company is required to pay under those agreements and making determinations regarding continuance of or changes to those agreements; (ii) evaluating the performance of the Company's President and determining and approving any compensation, including any equity compensation, paid directly by the Company to the President; (iii) reviewing and approving any compensation that the Company directly pays to its Treasurer and any other executive officer of the Company who is also a senior executive of RMR; (iv) evaluating the performance of the Company's Director of Internal Audit and determining the compensation payable to him and the costs of the Company's internal audit function generally; (v) evaluating, approving and administering all of the Company's equity compensation plans; (vi) evaluating whether the Company's executive compensation programs encourage appropriate levels of risk taking by the Company's executives; and (vii) reviewing and considering the incentives and risks associated with the Company's compensation policies and practices.

Independence:
Each member of the Compensation Committee meets the independence requirements of the NYSE.

* Mr. Zeytoonjian was appointed Committee Chair in 2009.

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 Nominating and Governance Committee

Jeffrey P Somers* Committee Chair

"The Nominating and Governance Committee endeavors to assist the Board in its commitment to selecting the most qualified Trustees and implementing effective corporate governance to protect the long-term interests of the Company and its shareholders."

Additional Committee Members: John L. Harrington, Frederick N. Zeytoonjian
Meetings Held in 2013: 2

Primary Responsibilities:
The responsibilities of the Nominating and Governance Committee include: (i) identifying individuals qualified to become members of the Board and recommending to the Board the nominees for Trustee for each Annual Meeting of Shareholders or when Board vacancies occur; (ii) reviewing and assessing the Board's leadership structure; (iii) developing and recommending to the Board governance guidelines; and (iv) evaluating the performance of the Board.

Independence:
Each member of the Nominating and Governance Committee meets the independence requirements of the NYSE.

* Mr. Somers was appointed Committee Chair in 2009.

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Board Oversight of Risk

The Board is elected by the shareholders to oversee shareholders' long-term interest in the Company's business and its financial strength. In order to fulfill its responsibilities, the Board oversees the proper safeguarding of the assets of the Company, the maintenance of appropriate financial and other internal controls and the Company's compliance with applicable laws and regulations and proper governance. Inherent in these responsibilities is the Board's understanding and oversight of the various risks facing the Company. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of the Company's business strategy.

Oversight of Risk

•
The Board oversees risk management.

•
Board committees, which meet regularly and report back to the Board, play significant roles in carrying out the risk oversight function.

•
RMR and the Company's officers and Director of Internal Audit help evaluate and implement risk management.

The Board oversees risk as part of its general oversight of the Company, and oversight of risk is addressed as part of various Board and Board committee activities and through regular and special Board and Board committee meetings. The actual day to day business of the Company is conducted by RMR, and RMR and the Company's officers and Director of Internal Audit implement risk management in their activities.

In discharging their oversight responsibilities, the Board and Board committees regularly review a wide range of reports provided to them by RMR and other service providers, including:

•
reports on market and industry conditions;

•
operating and compliance reports;

•
financial reports;

•
reports on risk management activities;

•
regulatory and legislative updates that may impact the Company; and

•
legal proceedings updates and reports on other business related matters.

The Board and Board committees discuss these matters among themselves and with representatives of RMR, the Director of Internal Audit, counsel and the Company's independent auditors.

The Audit Committee, which meets at least quarterly and reports its findings to the Board, performs a lead role in helping the Board fulfill its responsibilities for oversight of the Company's financial reporting, internal audit function, risk management and the Company's compliance with legal and regulatory requirements. The Board and Audit Committee review periodic reports from the Company's independent auditors regarding potential risks, including risks related to the Company's internal controls. The Audit Committee also annually reviews, approves and oversees an internal audit plan developed by the Company's Director of Internal Audit with the goal of helping the Company systematically evaluate the effectiveness of its risk management, control and governance processes, periodically meets with the Company's Director of Internal Audit to review the results of the Company's internal audits, and directs or

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recommends to the Board actions or changes it determines appropriate to enhance or improve the effectiveness of the Company's risk management.

The Compensation Committee also evaluates the performance of the Company's Director of Internal Audit and RMR's performance under the Company's business and property management agreements, including any perceived risks created by RMR's compensation under those agreements. Also, the Compensation Committee and the Board consider the fact that the Company has a share grant program that requires share grants to vest over a period of years, rather than a stock option program such as is employed by many other publicly owned companies. The Company believes that the use of share grants vesting over time rather than stock options mitigates the incentives for the Company's management to undertake undue risks and encourages management to make longer term, less risk prone decisions.

While a number of risk management functions are performed, it is not possible to identify all of the risks that may affect the Company or to develop processes and controls to eliminate all risks and their possible effects, and processes and controls employed to address risks may be limited in their effectiveness. Moreover, it is necessary for the Company to bear certain risks to achieve its objectives. As a result of the foregoing and other factors, the Company's ability to manage risk is subject to substantial limitations.

To learn more about the risks facing the Company, you can review the factors included in Part I, "Item 1A. Risk Factors" and "Warning Concerning Forward Looking Statements" in the Annual Report. The risks described in the Annual Report are not the only risks facing the Company. Additional risks and uncertainties not currently known or that currently may be deemed to be immaterial also may materially adversely affect the Company's business, financial condition or results of operations in future periods.

Shareholder Engagement

The Board believes that accountability to shareholders is a mark of good governance and critical to the Company's success. To that end, the Board has established dedicated resources to actively engage with shareholders on a variety of topics to ensure that the Company is addressing their questions and concerns, to seek input and to provide perspective on Company policies and practices. For example, based on feedback from shareholders over the past year, the Board (i) has recommended that shareholders approve an amendment to the Company's Declaration of Trust to permit the annual election of all Trustees, (ii) adopted a majority voting Trustee resignation policy and (iii) adopted amended and restated Bylaws to, among other things, reduce the advance notice share ownership requirements for shareholder nominations of individuals for election as Trustees and streamline the advance notice informational requirements for shareholder nominations and proposals of other business to facilitate shareholder participation. The Company also incorporated many shareholder suggestions into the amended and restated business management agreement it entered into with RMR in December 2013.

In addition to this direct engagement, a number of mechanisms allow shareholders to effectively communicate a point of view to the Board, including:

•
the ability to nominate candidates for election to the Board;

•
the advisory vote to approve executive compensation;

•
the ability to direct communications to individual Trustees or the entire Board; and

•
the ability to attend and voice opinions at the Annual Meeting of Shareholders.

Communication with the Board of Trustees

The Board has established a process to facilitate communication by shareholders and other interested parties with Trustees. Communications can be addressed to Trustees in care of the Director of Internal

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Audit, Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or sent by filling out a report at the Company's website, www.snhreit.com. In addition, shareholders and other interested parties may call the Company's toll-free confidential message system at (866) 511-5038.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics. The Company's shareholders, Trustees, executive officers and persons involved in the Company's business can ask questions about the Company's Code and other ethics and compliance issues, or report potential violations as follows: by writing to the Director of Internal Audit at Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458; by calling toll-free (866) 511-5038; by e-mailing Internal.Audit@snhreit.com; or by filling out a report by visiting the Company's website, www.snhreit.com, clicking "Investors," clicking "Governance" and then clicking "Governance Hotline."

Trading Policies

Pursuant to the Company's insider trading policy, Trustees and executive officers are required to obtain pre-approval from at least two designated individuals before trading or agreeing to trade in any security, including derivative securities, of the Company. Additionally, the Company's insider trading policy prohibits (i) the Company's Trustees and officers, (ii) the trustees and officers of the Company's subsidiaries, (iii) RMR and its directors, officers and employees, (iv) contractors and agents of the Company and (v) contractors and agents of RMR, to the extent they are involved in RMR's services to the Company, from, directly or indirectly through family members or others, purchasing or selling the Company's Common Shares or other equity or debt securities while in possession of material, non-public information concerning the Company. In addition, this prohibition applies to trading in the securities of other publicly held companies to which RMR provides management services on the basis of material, non-public information learned in the course of performing duties for the Company.

Executive Compensation Policies

See the "Compensation Discussion and Analysis" beginning on page 46 for detailed discussion of the Company's executive compensation program.

Shareholder Nominations and Other Proposals

Trustee Nominations and Shareholder Proposals: In order for a shareholder to propose a nominee for election to the Board or propose business outside of Rule 14a-8 under the Exchange Act at the 2015 Annual Meeting of Shareholders, the shareholder must comply with the advance notice and other requirements set forth in the Company's Bylaws, which include, among other things, requirements as to the shareholder's timely delivery of advance notice, continuous requisite ownership of Common Shares, holding of a share certificate for such shares at the time of the advance notice and submission of specified information.

Deadline to Submit Nominations and Proposals: To be timely, shareholder nominations and proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2015 Annual Meeting of Shareholders must be received by the Company's Secretary at the Company's principal executive offices, in accordance with the requirements of the Company's Bylaws, not later than 5:00 p.m. Eastern Time on , 2014 and not earlier than , 2014; provided, that, if the 2015 Annual Meeting of Shareholders is held on a date that is more than 30 days earlier or later than , 2015, then a shareholder's notice must be so delivered not later than 5:00 p.m. Eastern Time on the tenth day following the earlier of the day on which (i) notice of the date of the 2015 Annual Meeting of Shareholders is mailed or otherwise made available or (ii) public announcement of the date of the 2015 Annual Meeting of Shareholders is first made by the Company.

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Shareholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at the Company's principal executive offices on or before , 2014 in order to be included in the proxy statement for the 2015 Annual Meeting of Shareholders; provided, that, if the 2015 Annual Meeting is held on a date that is more than 30 days before or after , 2015, such a proposal must be submitted within a reasonable time before the Company begins to print its proxy materials. Under Rule 14a-8, the Company is not required to include shareholder proposals in its proxy materials unless conditions specified in the rule are met.

The foregoing description of the requirements for a shareholder to propose a nomination for election to the Board at an annual meeting or other business for consideration at an annual meeting is only a summary and is not a complete listing of all requirements. Copies of the Company's Bylaws, including the requirements for shareholder nominations and other proposals, may be obtained by writing to the Company's Secretary at Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458, or from the SEC's website, www.sec.gov. Any shareholder considering making a nomination or other proposal should carefully review and comply with those provisions.

Related Person Transactions

A "related person transaction" is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) the Company was, is or will be a participant, (ii) the amount involved exceeds $120,000 and (iii) any related person had, has or will have a direct or indirect material interest.

A "related person" means any person who is, or at any time during the applicable period was:

  •
  a Trustee, a nominee for Trustee or an executive officer of the Company;

  •
  known to the Company to be the beneficial owner of more than 5% of the outstanding Common Shares;

  •
  an immediate family member of any of the persons referenced in the preceding two bullets, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of the Trustee, nominee for Trustee, executive officer or more than 5% beneficial owner of Common Shares, and any person (other than a tenant or employee) sharing the household of such Trustee, nominee for Trustee, executive officer or more than 5% beneficial owner of Common Shares; or

  •
  a firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

The Company has adopted written Governance Guidelines that describe the consideration and approval of any related person transactions. Under these Governance Guidelines, the Company may not enter into any transaction in which any Trustee or executive officer, any member of the immediate family of any Trustee or executive officer or any other related person, has or will have a direct or indirect material interest unless that transaction has been disclosed or made known to the Board and the Board reviews and approves or ratifies the transaction by the affirmative vote of a majority of the disinterested Trustees, even if the disinterested Trustees constitute less than a quorum. If there are no disinterested Trustees, the transaction must be reviewed and approved or ratified by both (i) the affirmative vote of a majority of the Board and (ii) the affirmative vote of a majority of the Independent Trustees. In determining whether to approve or ratify a transaction, the Board, or disinterested Trustees or Independent Trustees, as the case may be, also act in accordance with any applicable provisions of the Company's Declaration of Trust, consider all of the relevant facts and circumstances and approve only those transactions that are fair and reasonable to the Company and the Company's shareholders. All related person transactions described below were reviewed and approved or ratified by a majority of the disinterested Trustees or otherwise in

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accordance with the Company's policies and Declaration of Trust, each as described above. In the case of transactions with the Company by RMR employees (other than the Company's Trustees and executive officers) subject to the Company's Code of Business Conduct and Ethics, the employee must seek approval from an executive officer who has no interest in the matter for which approval is being requested. Copies of the Company's Governance Guidelines and Code of Business Conduct and Ethics are available on the Company's website, www.snhreit.com.

Certain Related Person Transactions

Five Star Quality Care, Inc. ("Five Star"): Five Star was formerly the Company's 100% owned subsidiary. Five Star is the Company's largest tenant, the Company is Five Star's largest stockholder and Five Star manages several senior living communities for the Company. In 2001, the Company distributed substantially all of Five Star's then outstanding shares of common stock to the Company's shareholders. As of the date of this proxy statement, the Company owns 4,235,000 shares of common stock of Five Star, or approximately 8.7% of Five Star's outstanding shares of common stock. One of the Company's Managing Trustees, Mr. Barry Portnoy, is a managing director of Five Star. RMR provides management services to both the Company and Five Star. Five Star's President and Chief Executive Officer and its Chief Financial Officer and Treasurer are officers of RMR. Accordingly, the transactions between the Company and Five Star entered after Five Star became a separate public company and that are described herein were approved by the Company's Independent Trustees and Five Star's independent directors who are not trustees or directors of the other company. In order to effect the spin-off of Five Star and to govern relations after the spin-off, Five Star entered into agreements with the Company and others, including RMR. Since then, Five Star has entered into various leases, management agreements and other agreements with the Company that include provisions that confirm and modify these undertakings. Among other matters, these agreements provide that:

  •
  so long as the Company remains a REIT, Five Star may not waive the share ownership restrictions in its charter on the ability of any person or group to acquire more than 9.8% of any class of Five Star's equity shares without the Company's consent;

  •
  so long as Five Star is the Company's tenant or manager, Five Star will not permit nor take any action that, in the Company's reasonable judgment, might jeopardize the Company's tax status as a REIT;

  •
  the Company has the option to cancel all of Five Star's rights under the leases and management agreements it has with the Company upon the acquisition by a person or group of more than 9.8% of Five Star's voting stock and upon other change in control events affecting Five Star, as defined in those documents, including the adoption of any shareholder proposal (other than a precatory proposal) or the election to Five Star's board of directors of any individual if such proposal or individual was not approved, nominated or appointed, as the case may be, by vote of a majority of Five Star's directors in office immediately prior to the making of such proposal or the nomination or appointment of such individual;

  •
  the resolution of disputes arising from Five Star's leases and other agreements with the Company may be resolved by binding arbitration; and

  •
  so long as Five Star is a tenant of the Company or manager for the Company or so long as Five Star has a business management agreement with RMR, Five Star will not acquire or finance any real estate of a type then owned or financed by the Company or any company managed by RMR without first giving the Company or such company managed by RMR, as applicable, the opportunity to acquire or finance that real estate.

As of the date of this proxy statement, the Company leased 186 senior living communities to Five Star. Under Five Star's leases with the Company, Five Star pays the Company rent consisting of minimum annual rent amounts plus percentage rent based on increases in gross revenues at certain properties.

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Five Star's total minimum annual rent payable to the Company as of December 31, 2013 was $190.1 million, excluding percentage rent. The Company recognized total rental income from Five Star of $203.7 million for the year ended December 31, 2013. During the year ended December 31, 2013, pursuant to the terms of the Company's leases with Five Star, the Company purchased $27.2 million of improvements made to properties leased to Five Star, and, as a result, the annual rent payable to the Company by Five Star increased by approximately $2.2 million.

In December 2013, pursuant to an asset purchase agreement (the "Purchase Agreement"), the Company sold two rehabilitation hospitals and certain related assets to certain unrelated parties for a sales price of approximately $90.0 million, and Five Star transferred the operations of the two hospitals and several in-patient and out-patient clinics affiliated with those hospitals, to those third parties. Each hospital was previously leased by the Company to Five Star under one of the Company's combination leases with Five Star ("Lease No. 2") and was operated by Five Star. Pursuant to an amendment to Lease No. 2 that the Company entered into in September 2013 in connection with the Company's agreement to sell these rehabilitation hospitals and Five Star's agreement to transfer its related hospital operations, Lease No. 2 terminated with respect to the rehabilitation hospitals and the annual rent paid to the Company by Five Star under Lease No. 2 was reduced by $9.5 million upon the closing of the sale of the hospitals. The lease amendment also provides for an allocation of indemnification obligations under the Purchase Agreement between the Company and Five Star.

The Company and Five Star have agreed to offer for sale 11 senior living communities the Company leases to Five Star. Five Star's rent payable to the Company will be reduced if and as these sales may occur pursuant to terms set in the Company's leases with Five Star. In August 2013, the Company sold one of these communities, a skilled nursing facility with 112 living units, for a sales price of $2.6 million, and as a result of this sale, Five Star's annual minimum rent payable to the Company decreased by $0.3 million, or 10% of the net proceeds of the sale to the Company, in accordance with the terms of the applicable lease. In January 2014, the Company sold one senior living community located in Texas with 36 assisted living units, for a sales price of $2.4 million, and as a result of this sale, Five Star's annual minimum rent payable to the Company decreased by $0.2 million, or 8.75% of the net proceeds of the sale to the Company, in accordance with the terms of the applicable lease. The Company can provide no assurance that the remaining nine senior living communities which the Company and Five Star have agreed to offer for sale will be sold or what the terms of any sales may provide.

Five Star began managing communities for the Company's account in 2011 in connection with the Company's acquisition of certain senior living communities at that time. The Company has since acquired additional communities that are being managed by Five Star. As of the date of this proxy statement, Five Star managed 44 senior living communities for the Company's account. The Company leases its senior living communities that are managed by Five Star that include assisted living units or skilled nursing facilities to the Company's taxable REIT subsidiaries ("TRSs"), and Five Star manages these communities pursuant to long term management agreements on substantially similar terms. With the exception of the management agreement for the senior living community in New York described below, the management agreements for the communities Five Star manages for the Company's account provide Five Star with a management fee equal to 3% of the gross revenues realized at the communities, plus reimbursement for Five Star's direct costs and expenses related to the communities and an incentive fee equal to 35% of the annual net operating income of the communities after the Company realizes an annual return equal to 8% of the Company's invested capital. The management agreements generally expire on December 31, 2031, and are subject to automatic renewal for two consecutive 15 year terms, unless earlier terminated or timely notice of nonrenewal is delivered. The management agreements provide that the Company and Five Star each have the option to terminate the agreements upon the acquisition by a person or group of more than 9.8% of the other's voting stock and upon other change in control events affecting the other party, as defined in those documents, including the adoption of any shareholder proposal (other than a precatory proposal) or the election to the board of directors or board of trustees of any individual if such proposal or individual was not approved, nominated or appointed, as the case may be, by vote of a majority of the board of directors or board of trustees in office immediately prior to the making of such proposal or the nomination or appointment of such individual.

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In connection with the management agreements, the Company and Five Star have entered into four combination agreements, or pooling agreements: three pooling agreements which combine the Company's management agreements for communities that include assisted living units (the "AL Pooling Agreements"), and a fourth pooling agreement, which combines the Company's management agreements for communities consisting only of independent living units (the "IL Pooling Agreement"). The Company entered into the initial AL Pooling Agreement in 2011 and the second AL Pooling Agreement in 2012. Each of the first and second AL Pooling Agreements includes 20 identified communities. The Company and Five Star entered into the third AL Pooling Agreement in November 2013 and that pooling agreement currently includes the management agreement for the community the Company acquired in November 2013, as further described below. The Company entered into the IL Pooling Agreement in 2012 and that agreement currently includes management agreements for two communities that have only independent living units. The senior living community in New York described below that Five Star manages for the Company's account is not included in any of the Company's pooling agreements. Each of the AL Pooling Agreements and the IL Pooling Agreement aggregates the determination of fees and expenses of the various communities that are subject to such pooling agreement, including determinations of the Company's return on its invested capital and Five Star's incentive fees. Under each of the pooling agreements, the Company has the right, after the period of time specified in the agreement has elapsed and subject to Five Star's cure rights, to terminate all, but not less than all, of the management agreements that are subject to the agreement if the Company does not receive its minimum return in each of three consecutive years. In addition, under each of the pooling agreements, Five Star has a limited right to require the sale of underperforming communities. Also, under each of the pooling agreements, any nonrenewal notice given by Five Star with respect to a community is deemed a nonrenewal with respect to all the communities that are the subject of the agreement. Special committees of each of the Board and Five Star's board of directors composed solely of the Company's Independent Trustees and Five Star's independent directors who are not also trustees or directors of the other party and who were represented by separate counsel reviewed and approved the terms of these management agreements and pooling agreements. The Company incurred management fees of $9.2 million for the year ended December 31, 2013, with respect to the communities Five Star manages.

In August 2013, the Company acquired a senior living community located in Georgia with 93 assisted living units for $22.0 million, excluding closing costs. In October 2013, the Company acquired three senior living communities with an aggregate of 213 assisted living units for an aggregate purchase price of approximately $29.0 million, excluding closing costs; one of those communities is located in Tennessee, and the other two are located in Georgia. In November 2013, the Company acquired a senior living community in Wisconsin with 68 assisted living units for $12.0 million, excluding closing costs. The Company leases these five senior living communities to its TRSs and Five Star manages these communities for the Company's account pursuant to separate long term management agreements on terms similar to those management arrangements the Company currently has with Five Star for communities that include assisted living units. The management agreements for the senior living communities the Company acquired in August and October 2013 were added to the second AL Pooling Agreement and the management agreement for the senior living community the Company acquired in November 2013 was added to the third AL Pooling Agreement. The Company expects that it may enter into additional management arrangements with Five Star for senior living communities that the Company may acquire in the future on terms similar to those management arrangements the Company currently has with Five Star.

The Company owns a senior living community in New York with 310 living units, a portion of which is managed by Five Star pursuant to a long term management agreement with the Company with respect to the living units at this community that are not subject to the requirements of New York healthcare licensing laws. The terms of this management agreement are substantially consistent with the terms of the Company's other management agreements with Five Star for communities that include assisted living units, except the management fee the Company pays is equal to 5% of the gross revenues realized at that portion of the community and there is no incentive fee payable by the Company to Five Star. In order to accommodate certain requirements of New York healthcare licensing laws, one of the Company's TRSs subleases the portion of this community that is subject to those requirements to an entity, D&R

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Yonkers LLC, which is owned by the Company's President and Chief Operating Officer and Treasurer and Chief Financial Officer. Five Star manages this portion of the community pursuant to a long term management agreement with D&R Yonkers LLC. Under the sublease agreement, D&R Yonkers LLC is obligated to pay rent only from available revenues generated by the subleased community. The Company's TRS is obligated to advance any rent shortfalls to D&R Yonkers LLC, and D&R Yonkers LLC is obligated to repay one of the Company's TRSs only from available revenues generated by the subleased community. Pursuant to the management agreement between D&R Yonkers LLC and Five Star, D&R Yonkers LLC pays Five Star a management fee equal to 3% of the gross revenues realized at that portion of the community and there is no incentive fee payable by D&R Yonkers LLC to Five Star. D&R Yonkers LLC's management agreement with Five Star expires on August 31, 2017, and is subject to renewal for nine consecutive five year terms, unless earlier terminated or timely notice of nonrenewal is delivered. Further, the Company has entered into an indemnification agreement with the owners of D&R Yonkers LLC, pursuant to which the Company has agreed to indemnify them for costs, losses and expenses they may sustain by reason of being a member, director or officer of D&R Yonkers LLC or in connection with any costs, losses or expenses under the Company's TRS's sublease with D&R Yonkers LLC or the management agreement between D&R Yonkers LLC and Five Star.

Reit Management & Research LLC ("RMR"): The Company has no employees. Personnel and various services the Company requires to operate its business are provided to the Company by RMR. The Company has two agreements with RMR to provide management and administrative services to the Company: (i) a business management agreement, which relates to the Company's business generally, and (ii) a property management agreement, which relates to the property level operations of the Company's properties where medical related activities occur but where residential overnight stays and dining services are not provided ("MOBs").

One of the Company's Managing Trustees, Mr. Barry Portnoy, is Chairman, majority owner and an employee of RMR. The Company's other Managing Trustee, Mr. Adam Portnoy, is the son of Mr. Barry Portnoy, and an owner, President, Chief Executive Officer and a director of RMR. Each of the Company's executive officers is also an officer of RMR, and the Company's President and Chief Operating Officer, Mr. David Hegarty, is a director of RMR. A majority of the Company's Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR provides management services. Mr. Barry Portnoy serves as a managing director or managing trustee of a majority of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies. In addition, officers of RMR serve as officers of those companies.

The Board has given the Compensation Committee, which is comprised exclusively of Independent Trustees, authority to act on the Company's behalf with respect to the Company's management agreements with RMR. The charter of the Compensation Committee requires the committee to annually review the terms of these agreements, evaluate RMR's performance under the agreements and determine whether to renew, amend or terminate the management agreements.

In 2013, the Compensation Committee retained FTI Consulting, Inc., a nationally recognized compensation consultant experienced in REIT compensation programs, to assist the committee in developing the terms of the incentive fee payable to RMR under the Company's business management agreement with RMR beginning in 2014. In connection with retaining this consultant, the Compensation Committee determined that the consultant did not have any conflicts of interest which would prevent the consultant from advising the committee.

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On December 23, 2013, the Company and RMR entered into an amended and restated business management agreement, effective with respect to services performed on and after January 1, 2014. Under the terms of this amended and restated business management agreement:

  •
  The annual amount of the base management fee to be paid to RMR by the Company for each applicable period will be equal to the lesser of:

  ◦
  the sum of (a) 0.5% of the average of the aggregate book value of the Company's real estate assets owned by the Company or its subsidiaries as of October 12, 1999 (the "Transferred Assets"), plus (b) 0.7% of the average historical cost of the Company's real estate investments excluding the Transferred Assets up to $250.0 million, plus (c) 0.5% of the average historical cost of the Company's real estate investments excluding the Transferred Assets exceeding $250.0 million; and

  ◦
  the sum of (a) 0.7% of the average closing price per Common Share on the NYSE, during such period, multiplied by the average number of Common Shares outstanding during such period, plus the daily weighted average of the aggregate liquidation preference of each class of the Company's preferred shares outstanding during such period, plus the daily weighted average of the aggregate principal amount of the Company's consolidated indebtedness during such period (together, the "Average Market Capitalization"), up to $250.0 million, plus (b) 0.5% of the Average Market Capitalization exceeding $250.0 million.

    The average book value and average historical cost of the Company's real estate investments will include the Company's consolidated assets invested, directly or indirectly, in equity interests in or loans secured by real estate and personal property owned in connection with such real estate (including acquisition related costs and costs which may be allocated to intangibles or are unallocated), all before reserves for depreciation, amortization, impairment charges or bad debts or other similar noncash reserves.

  •
  Although the fee calculation is stated in annual percentages, the base management fee will be paid monthly to RMR, ninety percent (90%) in cash and ten percent (10%) in Common Shares, which shall be fully-vested when issued. The number of Common Shares to be issued in payment of the base management fee for each month will be equal to the value of 10% of the total base management fee for that month divided by the average daily closing price of the Common Shares during that month.

  •
  The incentive management fee which may be earned by RMR for an annual period will be an amount, subject to a cap based on the value of Common Shares outstanding, equal to 12% of the product of (a) the Company's equity market capitalization on the last trading day on the year immediately prior to the relevant measurement period, and (b) the amount (expressed as a percentage) by which the total returns per share realized by the holders of Common Shares (i.e., share price appreciation plus dividends) exceeds the total shareholder return of the SNL REIT Healthcare Index (in each case subject to certain adjustments) for the relevant measurement period. The measurement periods are generally three-year periods ending with the year for which the incentive management fee is being calculated, with shorter periods applicable in the case of the calculation of the incentive management fee for 2014 (one year) and 2015 (two years).

  •
  The incentive management fee is payable in Common Shares, with one-third of the Common Shares issued in payment of an incentive management fee vested on the date of issuance, and the remaining two-thirds vesting thereafter in two equal annual installments. If the issuance of Common Shares in payment of a portion of the base management fee or incentive management fee would be limited by applicable law and regulations, such portion of the applicable fee will instead be paid in cash.

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  •
  RMR and certain eligible transferees of Common Shares issued in payment of the base management fee or incentive management fee are entitled to demand registration rights, exercisable not more frequently than twice per year, and to "piggy-back" registration rights, with certain expenses to be paid by the Company. The Company and applicable selling shareholders also have agreed to indemnify each other (and their officers, trustees, directors and controlling persons) against certain liabilities, including liabilities under the Securities Act of 1933, as amended, in connection with any such registration.

The terms of the amended and restated business management agreement described above were approved by the Company's Compensation Committee, which is comprised solely of the Company's Independent Trustees, and the terms of the incentive fee were developed by the Compensation Committee in consultation with FTI Consulting, Inc., an independent compensation consultant.

For 2013, the Company's business management agreement provided for the base business management fee to be paid to RMR at an annual rate equal to the sum of (a) 0.5% of the book value of the Transferred Assets, plus (b) 0.7% of the historical cost of the Company's other real estate investments excluding the Transferred Assets, up to the first $250.0 million of such investments, and 0.5% thereafter. In addition, for 2013, the Company's business management agreement provided for RMR to be paid an incentive fee equal to 15% of the product of (i) the weighted average of the Common Shares outstanding on a diluted basis during a fiscal year and (ii) the excess, if any, of the FFO Per Share, as defined in the business management agreement, for such fiscal year over the FFO Per Share for the preceding fiscal year. The Company recognized business management fees of $27.0 million for 2013. In March 2013, the Company issued 21,968 Common Shares to RMR for the incentive fee for 2012. No incentive fee was payable to RMR for 2013.

The Company's property management agreement with RMR provides for management fees for the Company's MOB properties equal to 3.0% of gross rents and construction supervision fees for construction on those properties equal to 5.0% of construction costs. The aggregate property management and construction supervision fees the Company recognized were $6.6 million for 2013.

RMR also provides internal audit services to the Company in return for the Company's share of the total internal audit costs incurred by RMR for the Company and other publicly owned companies managed by RMR and its affiliates, which amounts are subject to approval by the Compensation Committee. The Company's Audit Committee appoints the Company's Director of Internal Audit. The Company's share of RMR's costs of providing this internal audit function was approximately $0.2 million for 2013. These allocated costs are in addition to the business and property management fees the Company paid to RMR.

The Company is generally responsible for all of its operating expenses, including certain expenses incurred by RMR on its behalf. The Company is generally not responsible for payment of RMR's employment, office or administration expenses incurred to provide management services to the Company, except for the employment and related expenses of RMR employees who provide on-site property management services at the Company's owned properties and the Company's share of the staff employed by RMR who perform the Company's internal audit function. Pursuant to the Company's amended and restated business management agreement, RMR may from time to time negotiate on the Company's behalf with certain third party vendors and suppliers for the procurement of goods or services to the Company. As part of this arrangement, the Company may enter agreements with RMR and other companies to which RMR provides management services for the purpose of obtaining more favorable terms from such vendors and suppliers.

The current terms of both the Company's amended and restated business management agreement with RMR and the Company's property management agreement with RMR end on December 31, 2014 and automatically renew for successive one year terms unless the Company or RMR give notice of non-renewal before the end of an applicable term. The Company or RMR may terminate either agreement upon 60 days' prior written notice, and RMR may also terminate the property management agreement

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upon five business days' notice if the Company undergoes a change of control, as defined in the property management agreement.

Under the Company's amended and restated business management agreement with RMR, the Company acknowledges that RMR may engage in other activities or businesses and act as the manager to any other person or entity (including other REITs) even though such person or entity has investment policies and objectives similar to those of the Company and that the Company is not entitled to preferential treatment in receiving information, recommendations and other services from RMR. When the business management agreement was amended and restated on December 19, 2013, a right of first offer provision was eliminated that had provided that, with certain exceptions, if the Company determined to offer for sale or other disposition any real property that, at such time, is of a type within the investment focus of another REIT to which RMR provides management services, the Company would first offer that property for purchase or disposition to that REIT and negotiate in good faith for such purchase or disposition.

Under the Company's 2012 Equity Compensation Plan (the "Share Award Plan"), the Company grants restricted shares to certain employees of RMR, some of whom are the Company's officers. The Company granted a total of 82,600 restricted shares with an aggregate value of $1.9 million to such persons in 2013, based upon the closing price of the Common Shares on the NYSE on the date of grant. One fifth of those restricted shares vested on the grant date and one fifth vests on each of the next four anniversaries of the grant date. These share grants to RMR employees are in addition to the fees the Company pays to RMR. On occasion, the Company has entered into arrangements with former employees of RMR in connection with the termination of their employment with RMR, providing for the acceleration of vesting of restricted shares previously granted to them under the Share Award Plan. Additionally, each of the Company's President and Chief Operating Officer and Treasurer and Chief Financial Officer received grants of restricted shares of other companies to which RMR provides management services, including Five Star, in their capacities as officers of RMR.

Affiliates Insurance Company ("AIC"): The Company, RMR, Five Star and five other companies to which RMR provides management services each currently own 12.5% of AIC, an Indiana insurance company. All of the Company's Trustees and most of the trustees and directors of the other AIC shareholders currently serve on the board of directors of AIC. RMR provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC. The Company's Governance Guidelines provide that any material transaction between the Company and AIC shall be reviewed, authorized and approved or ratified by the affirmative votes of both a majority of the Board and a majority of the Company's Independent Trustees. The shareholders agreement among the Company, the other shareholders of AIC and AIC includes arbitration provisions for the resolution of disputes.

As of the date of this proxy statement, the Company has invested approximately $5.2 million in AIC since its formation in 2008. The Company recognized income of $0.3 million arising from its investment in AIC for 2013. In June 2013, the Company and the other shareholders of AIC purchased a one-year property insurance policy providing $500.0 million of coverage pursuant to an insurance program arranged by AIC and with respect to which AIC is a reinsurer of certain coverage amounts. The Company paid AIC a premium, including taxes and fees, of approximately $4.7 million in connection with that policy, which amount may be adjusted from time to time as the Company acquires or disposes of properties that are included in the policy. The Company periodically considers the possibilities for expanding its insurance relationships with AIC to include other types of insurance and may in the future participate in additional insurance offerings AIC may provide or arrange. The Company may invest additional amounts in AIC in the future if the expansion of this insurance business requires additional capital, but the Company is not obligated to do so. By participating in this insurance business with RMR and the other companies to which RMR provides management services, the Company expects that it may benefit financially by possibly reducing its insurance expenses or by realizing its pro rata share of any profits of this insurance business.

Directors' and Officers' Liability Insurance: In July 2013, the Company, Five Star, RMR and four other companies to which RMR provides management services purchased a combined directors' and officers' liability insurance policy providing $10.0 million in aggregate primary non-indemnifiable coverage and

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$5.0 million in aggregate excess coverage and the Company also purchased from an unrelated third party insurer a separate directors' and officers' liability insurance policy providing $5.0 million in coverage. The Company paid aggregate premiums of approximately $0.3 million for these policies.

The foregoing descriptions of the Company's agreements with Five Star, RMR and AIC are summaries and are qualified in their entirety by the terms of the agreements. A further description of the terms of certain of those agreements is included in the Annual Report and the Company's Annual Report on Form 10-K filed with the SEC, in each case for the year ended December 31, 2013. In addition, copies of certain of the agreements evidencing these relationships are filed with the SEC and may be obtained from the SEC's website, www.sec.gov.

The Company believes that its agreements with Five Star, RMR, D&R Yonkers LLC and AIC are on commercially reasonable terms. The Company also believes that its relationships with RMR, Five Star, D&R Yonkers LLC and AIC and their affiliated and related persons and entities benefit the Company, and, in fact, provide the Company with competitive advantages in operating and growing its business.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Executive officers, Trustees and certain persons who own more than 10% of the Company's outstanding Common Shares are required by Section 16(a) of the Exchange Act and related regulations:

•
to file reports of their ownership of Common Shares with the SEC and the NYSE; and

•
to furnish the Company with copies of the reports.

The Company received written representations from each such person who did not file an annual statement on Form 5 with the SEC that no Form 5 was due. Based on its review of the reports and representations, the Company believes that all Section 16(a) reports were filed timely in 2013.

OWNERSHIP OF EQUITY SECURITIES OF THE COMPANY

Trustees and Executive Officers

The following table sets forth information regarding beneficial ownership of Common Shares by each Trustee, the Trustee nominee, each individual named in the 2013 Summary Compensation Table on page 50, and the Company's Trustees, Trustee nominee and executive officers as a group, all as of April 7, 2014. Unless otherwise noted, voting power and investment power in the Company's Common Shares are exercisable solely by the named person.

Name and Address*	Aggregate Number of Shares Beneficially Owned	Percent of Outstanding Shares**	Additional Information
Barry M. Portnoy	274,849.369	Less than 1%	Includes 16,653.45 Common Shares owned by RMR, of which RMR Trust is the sole member. Mr. Barry Portnoy is the Chairman and a director of RMR, and the Chairman, majority beneficial owner and a trustee of RMR Trust. These Common Shares were issued in payment of the incentive fee paid by the Company to RMR pursuant to the business management agreement between the Company and RMR.
Adam D. Portnoy	141,499.1	Less than 1%
			Includes 13,625.55 Common Shares owned by RMR, of which RMR Trust is the sole member. Mr. Adam Portnoy is the President and Chief Executive Officer and a director of RMR, and the President and Chief Executive Officer, a beneficial owner and a trustee of RMR Trust. These Common Shares were issued in payment of the incentive fee paid by the Company to RMR pursuant to the business management agreement between the Company and RMR.

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David J. Hegarty	96,170	Less than 1%	Includes 230 Common Shares owned jointly by Mr. Hegarty and his wife.
Richard A. Doyle	40,000	Less than 1%
John L. Harrington	19,500	Less than 1%
Frederick N. Zeytoonjian	13,500	Less than 1%
Jeffrey P. Somers	12,000	Less than 1%

All Trustees and executive officers as a group (seven persons)	597,518.469	Less than 1%
*
The address of each identified person or entity is: c/o Senior Housing Properties Trust, Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts 02458.

**
Based on 188,187,580 Common Shares outstanding as of March 10, 2014.

Principal Shareholders

Set forth in the table below is information about the number of shares held by persons the Company knows to be the beneficial owners of more than 5% of the Company's Common Shares.

Name and Address	Aggregate Number of Shares Beneficially Owned*	Percent of Outstanding Shares**	Additional Information
The Vanguard Group, Inc. ("Vanguard") 100 Vanguard Boulevard Malvern, Pennsylvania 19355 Vanguard Specialized Funds—Vanguard REIT Index Fund ("Vanguard REIT") 100 Vanguard Boulevard Malvern, Pennsylvania 19355	23,502,413	12.5%	Based solely on a Schedule 13G/A filed with the SEC on February 11, 2014 by Vanguard:

•

Vanguard beneficially owns 23,502,413 Common Shares, and has sole voting power over 353,457 Common Shares, shared voting power over 123,130 Common Shares, sole dispositive power over 23,231,766 Common Shares and shared dispositive power over 270,647 Common Shares.

•

Vanguard Fiduciary Trust Company, a wholly-owned subsidiary of Vanguard, beneficially owns 104,597 Common Shares as a result of its serving as investment manager of collective trust accounts.

•

Vanguard Investments Australia, Ltd., a wholly-owned subsidiary of Vanguard, beneficially owns 414,910 Common Shares as a result of its serving as investment manager of Australian investment offerings.

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•

Based solely on a Schedule 13G filed with the SEC on February 4, 2014 by Vanguard REIT, Vanguard REIT beneficially owns 12,716,232 Common Shares and has sole voting power over 12,716,232 Common Shares.

BlackRock, Inc. ("BlackRock") 40 East 52nd Street New York, New York 10022	16,089,989	8.5%	Based solely on a Schedule 13G/A filed with the SEC on January 30, 2014 by BlackRock:

•

BlackRock beneficially owns 16,089,989 Common Shares, and has sole voting power over 15,355,461 Common Shares and sole dispositive power over 16,089,989 Common Shares.

•

BlackRock is the parent holding company for certain subsidiaries that have acquired the Company's shares and that are listed in that Schedule 13G/A.

Invesco Ltd. ("Invesco") 1555 Peachtree Street NE Atlanta, Georgia 30309	11,709,180	6.2%	Based solely on a Schedule 13G/A filed with the SEC on February 11, 2014 by Invesco:

•

Invesco beneficially owns 11,709,180 Common Shares, and has sole voting power over 2,871,420 Common Shares, shared voting power over 20,380 Common Shares, sole dispositive power over 11,668,416 Common Shares and shared dispositive power over 40,764 Common Shares.

•

The following subsidiaries of Invesco are investment advisers which hold shares of the securities being reported: Invesco Advisers, Inc., Invesco PowerShares Capital Management, Invesco Investment Advisers, LLC, and Invesco Global Asset Management Limited.

*
As of December 31, 2013.

**
The Company's Declaration of Trust places restrictions on the ability of any person or group to acquire beneficial ownership of more than 9.8% of any class of the Company's shares. Vanguard, however, is an Excepted Holder, as defined in the Company's Declaration of Trust, and therefore is not subject to this ownership limit. The percentages indicated are based on 188,187,580 Common Shares outstanding as of March 10, 2014.

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COMPENSATION DISCUSSION AND ANALYSIS

Compensation Overview

This Compensation Discussion and Analysis provides a detailed description of the Company's executive compensation philosophy and programs, the compensation decisions the Compensation Committee made under those programs in 2013 and the factors which impacted those decisions. This Compensation Discussion and Analysis discusses the compensation of the Company's "named executive officers" for 2013, who are the officers for whom compensation disclosure is required to be made in this proxy statement under SEC rules. For 2013, the Company's named executive officers were:

Name	Title

David J. Hegarty	President and Chief Operating Officer
Richard A. Doyle	Treasurer and Chief Financial Officer

The Company does not have any employees. The Company's manager, RMR, provides services that otherwise would be provided by employees. The Company's named executive officers are employees of RMR. RMR conducts the Company's day to day operations on the Company's behalf and compensates the Company's named executive officers, Messrs. Hegarty and Doyle, directly and in its sole discretion in connection with their services rendered to the Company and to RMR. The Company does not pay its named executive officers salaries or bonuses or provide other compensatory benefits except for the grants of shares under the Share Award Plan, discussed below. Except for the restricted share grant agreements discussed below under "Change in Control," none of the Company's named executive officers has an employment agreement with the Company or any agreement that becomes effective upon his termination or a change in control of the Company. Although the Compensation Committee reviews and approves the Company's business management and property management agreements with RMR, it is not involved in compensation decisions made by RMR for its employees other than the employee serving as the Company's Director of Internal Audit. The Company's payments to RMR are described in "Certain Related Person Transactions" on page 35 of this proxy statement.

Compensation Philosophy

The Company's compensation program for its executive officers consists of grants of shares under the Share Award Plan. The Compensation Committee believes that these share grants recognize the Company's executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance and further align the interests of the executive officers with those of the Company's shareholders.

Overview of 2013 Compensation Actions

In September 2013, the Chair of the Compensation Committee met with the Managing Trustees and the chairs of the compensation committees of the other public companies for which RMR provides management services. RMR provides management services to the Company, CommonWealth REIT, Government Properties Income Trust, Hospitality Properties Trust, Select Income REIT, Five Star Quality Care, Inc. and TravelCenters of America LLC. The purposes of this meeting were, among other things, to discuss compensation philosophy and factors that may affect compensation decisions, to consider the compensation payable to the Company's Director of Internal Audit (who provides services to the Company and to other companies managed by RMR), to consider the allocation of internal audit and related services costs among the Company and other companies to which RMR provides such services, to

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provide a comparative understanding of potential share grants by the Company and the other companies to which RMR provides management services and to hear and consider recommendations from the Company's Managing Trustees concerning potential share grants. The share grants made by the other companies managed by RMR are considered to be appropriate comparisons because of the similarities between certain services the Company requires from the Company's share grantees and the services provided by grantees providing similar services to these other companies. Subsequent to this meeting, the members of the Compensation Committee held a meeting at which the Committee Chair provided a report of the information discussed with the Managing Trustees and others, and made recommendations for share grants to the Company's named executive officers. The Compensation Committee then discussed these recommendations and other factors, including the following factors for the 2013 share grants: (i) the value of the proposed share grants; (ii) the historical awards previously granted to each named executive officer and the corresponding values at the time of the grants; (iii) the recommendations of RMR as presented by the Managing Trustees; (iv) the value of share grants to named executive officers providing comparable services at other REITs and companies managed by RMR; (v) changes, if any, in the responsibilities assigned to, or assumed by, each named executive officer during the past year and on a going forward basis; (vi) the length of historical services to the Company by each named executive officer; (vii) the responsibilities of each named executive officer and the Compensation Committee's perception regarding the quality of the services provided by each named executive officer in carrying out those responsibilities; and (viii) the Company's financial and operating performance in the past year and the Company's perceived future prospects. The Compensation Committee's starting premise each year is to award the Company's named executive officers the same number of shares as they were awarded in the prior year in an effort to meet the recipients' expectations. The Compensation Committee then considered these multiple factors in determining whether to increase or decrease the amounts of the prior year's grants. There was no formulaic approach in the use of these various factors in determining the number of shares to award to each executive officer. The share amounts were determined on a subjective basis, using the various factors in the Compensation Committee's sole discretion. The named executive officers did not participate in these meetings and were not involved in determining or recommending the amount or form of executive compensation they receive from the Company. The Compensation Committee did not engage a compensation consultant to participate in the determination or recommendation of the amount or form of executive compensation.

Analysis of 2013 Grants under the Share Award Plan

Although the Company does not pay any cash compensation directly to its officers and has no employees, the Company has adopted the Share Award Plan to reward the Company's named executive officers and other RMR employees who provide services to the Company and to foster a continuing identity of interest between them and the Company's shareholders. The Company awards shares under the Share Award Plan to recognize the named executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of the Company's executives with those of the Company's other shareholders and motivate the executives to remain employees of the Company's manager and to continue to provide services to the Company through the term of the awards.

Under its charter, the Compensation Committee evaluates, approves and administers the Company's equity compensation plans, which currently consist solely of the Share Award Plan providing for the grants of Common Shares. The Compensation Committee has historically determined to use grants of restricted Common Shares rather than stock options as equity compensation. Because the value of the Common Shares may be determined in part by reference to its dividend yield relative to market interest rates rather than by its potential for capital appreciation, the Company believes a conventional stock option plan might not provide appropriate incentives for management for a business like that of the Company, but a share grant plan may create a better identity of interests between management and other shareholders. Also, because the Company believes a stock option plan could have the potential to encourage excessive short-term risk taking, the Company has historically granted restricted shares rather than stock options.

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The Compensation Committee uses comparative information about other REITs managed by RMR as additional data to help it determine whether it is awarding share amounts that are reasonable based on the characteristics of those REITs and their respective officers. The Compensation Committee also considers the size and structure of the other REITs and other RMR managed businesses, and the experience, length of service and scope of duties and responsibilities of the officers at these other companies to assess the appropriateness of the value of the share awards proposed for the Company's officers in light of the proposed awards for officers with comparable roles at the other companies. The Compensation Committee reviewed the compensation data regarding the other REITs and their officers, together with the other factors discussed above, but the Compensation Committee did not undertake a detailed comparison of the named executive officers across the REITs or other companies managed by RMR or assign weight to any particular characteristic of these other companies or their officers because the Compensation Committee determines the share amounts in its sole discretion on a non-formulaic basis. In 2013, the Compensation Committee considered the foregoing factors and decided to award the same number of shares to the Company's named executive officers as were awarded in 2012 in accordance with the recommendation of the Company's Managing Trustees. Consistent with the prior year determination, the Compensation Committee determined to grant a larger number of shares to Mr. Hegarty than to Mr. Doyle due to Mr. Hegarty's more senior position and his greater length of service to the Company. The Compensation Committee considered the overall contributions of each officer to the Company during 2013 to be at a high level. In 2013, the Compensation Committee also determined that it would be appropriate to provide that unvested share awards under the Share Award Plan, including those held by the Company's named executive officers, would vest upon the occurrence of certain corporate "change in control" events. For more information on potential payments upon a change in control, see page 51.

The Company determines the fair market value of the shares granted based on the closing price of the Company's Common Shares on the date of grant. The Compensation Committee has imposed, and may impose, vesting and other conditions on the granted Common Shares because it believes that time based vesting encourages the recipients of the share awards to remain employed by RMR and to continue to provide services to the Company. The Compensation Committee currently uses a vesting schedule under which one fifth of the shares vest immediately and the remaining shares vest in four equal, consecutive annual installments commencing on the first anniversary of the date of grant. The Compensation Committee utilizes a four year time based vesting schedule as an incentive to provide services for a long-term and in consideration of the tax treatment of the share grants to the Company and to the recipients. In the event a recipient who has been granted a share award ceases to perform duties for the Company or ceases to be an officer or an employee of RMR or any company that RMR manages during the vesting period, the Company may cause the forfeiture of, or the Company may repurchase for nominal consideration, the Common Shares that have not yet vested. As with other issued Common Shares, vested and unvested shares awarded under the Share Award Plan are entitled to receive distributions that the Company makes on the Common Shares.

Because the consideration of share awards by the Compensation Committee and the Board is determined on a regular schedule (i.e., in September for the Company's officers and employees of RMR and at the first meeting of the Board after the Annual Meeting of Shareholders for the Trustees), the proximity of any grants to earnings announcements or other market events, if any, is coincidental.

The Compensation Committee believes that its compensation philosophy and programs are designed to foster a business culture that aligns the interests of its named executive officers with those of its shareholders. The Compensation Committee believes that the equity compensation of its named executive officers is appropriate to the goal of providing shareholders dependable, long-term returns.

Say on Pay Results

The Company's current policy, consistent with the prior vote of the Company's shareholders, is to provide shareholders with an opportunity to approve the compensation of named executive officers each year at the Annual Meeting of Shareholders. Accordingly, the Company is providing shareholders with an

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opportunity to approve the compensation of the named executive officers in this proxy statement. For more information, see Item 3 on page 55 of this proxy statement. In evaluating the Company's compensation process for 2013, the Compensation Committee generally considered the results of the advisory vote of the Company's shareholders on the compensation of the executive officers named in the proxy statement for the Company's 2013 Annual Meeting of Shareholders. The Compensation Committee noted that more than 93% of votes cast approved the compensation of the named executive officers as described in the Company's 2013 proxy statement. The Compensation Committee considered these voting results as supportive of the committee's general executive compensation practices, which have been consistently applied since that prior vote of the Company's shareholders on the Company's executive compensation.

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference into the Annual Report on Form 10-K for the year ended December 31, 2013.

                                Frederick N. Zeytoonjian, Chair
                                John L. Harrington
                                Jeffrey P. Somers

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The Compensation Committee is comprised entirely of the three Independent Trustees listed above. No member of the Compensation Committee is a current, or during 2013 was a former, officer or employee of the Company. During 2013, no member of the Compensation Committee had a relationship that must be described under SEC rules relating to disclosure of related person transactions. Mr. Hegarty, the Company's President and Chief Operating Officer, is a Director of RMR, and Mr. Adam Portnoy is President and Chief Executive Officer of RMR and is one of the Company's Managing Trustees. In 2013, none of the Company's executive officers served (i) on the compensation committee of any entity that had one or more of its executive officers serving on the Board or the Compensation Committee of the Company, or (ii) on the board of directors or board of trustees of any entity that had one or more of its executive officers serving on the Compensation Committee of the Company. A majority of the members of the Compensation Committee serve as independent trustees or independent directors and compensation committee members of other public companies to which RMR provides management services.

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EXECUTIVE COMPENSATION

The following tables, narratives and footnotes discuss the compensation of the Company's President and Chief Operating Officer and the Treasurer and Chief Financial Officer during 2013, who are the Company's named executive officers. Neither of the Company's named executive officers is employed by the Company. The Company's manager, RMR, provides services that otherwise would be provided by employees and compensates the named executive officers directly and in RMR's sole discretion in connection with their services rendered to RMR and to the Company. The Company does not pay the Company's executive officers salaries or bonuses or provide other compensation or employee benefits except for the grants of shares under the Share Award Plan.

2013 Summary Compensation Table

Name and Principal Position	Year	Stock Awards ($)*	All Other Compensation ($)**	Total ($)

David J. Hegarty	2013	$ 217,170	$ 29,640	$ 246,810
President and Chief Operating Officer	2012	214,890	28,956	243,846
	2011	227,050	27,606	254,656
Richard A. Doyle	2013	171,450	21,996	193,446
Treasurer and Chief Financial Officer	2012	169,650	19,557	189,207
	2011	179,250	15,701	194,951

*
Represents the grant date fair value of shares granted in 2013, 2012 and 2011, as applicable, compiled in accordance with FASB Accounting Standards Codification Topic 718, "Compensation—Stock Compensation," or ASC 718. No assumptions are used in this calculation.

**
Consists of cash distributions in the applicable year on unvested shares received in connection with cash distributions the Company paid to all of the Company's shareholders.

2013 Grants of Plan Based Awards

Share awards granted by the Company to the named executive officers in 2013 provide that one fifth of each award vests on the grant date and one fifth vests on each of the next four anniversaries of the grant date. In the event a recipient who has been granted a share award ceases to perform duties for the Company or ceases to be an officer or an employee of RMR or any company that RMR manages during the vesting period, at the Company's option, the recipient shall forfeit or the Company may repurchase the Common Shares that have not yet vested for nominal consideration. Holders of vested and unvested shares awarded under the Share Award Plan are eligible to receive distributions that the Company makes on its shares on the same terms as other holders of the Common Shares.

The following table shows shares granted in 2013, including vested and unvested grants.

Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards*

David J. Hegarty	9/13/2013	9,500	$ 217,170
Richard A. Doyle	9/13/2013	7,500	171,450

*
Equals the number of shares multiplied by the closing price on the date of grant, which is also the grant date fair value under ASC 718. No assumptions are used in this calculation.

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2013 Outstanding Equity Awards at Fiscal Year-End

		Stock Awards
Name	Year Granted	Number of Shares or Units of Stock That Have Not Vested (#)*	Market Value of Shares or Units of Stock That Have Not Vested ($)**

David J. Hegarty	2013	7,600	$ 168,948
	2012	5,700	126,711
	2011	3,800	84,474
	2010	1,900	42,237
Richard A. Doyle	2013	6,000	133,380
	2012	4,500	100,035
	2011	3,000	66,690
	2010	1,200	26,676

*
The shares granted in 2013 were granted on September 13, 2013; the shares granted in 2012 were granted on September 14, 2012; the shares granted in 2011 were granted on September 16, 2011; and the shares granted in 2010 were granted on September 17, 2010.

**
Equals the number of shares multiplied by the closing price of the Company's Common Shares on December 31, 2013.

2013 Stock Vested

The following table shows share grants that vested in 2013, including shares granted in prior years.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)*

David J. Hegarty	9,500	$ 218,690
Richard A. Doyle	6,700	154,202

*
Equals the number of shares multiplied by the closing price on the 2013 dates of vesting of grants made in 2013 and prior years.

Potential Payments upon Termination or Change in Control

From time to time, the Company has entered into arrangements with former employees of RMR in connection with the termination of their employment with RMR, providing for the acceleration of vesting of restricted shares previously granted to them under the Share Award Plan. Although the Company has no formal policy, plan or arrangement for payments to employees of RMR in connection with their termination of employment with RMR, the Company may in the future provide on a discretionary basis for similar payments depending on various factors the Company then considers relevant and if the Company believes it is in the its best interests to do so.

On September 13, 2013, the Compensation Committee approved grants of 9,500 restricted Common Shares to Mr. David Hegarty and 7,500 restricted Common Shares to Mr. Richard Doyle. These grants were valued at $22.86 per Common Share, the closing price of the Common Shares on the NYSE on the date of grant and were made under the Share Award Plan. The award letter for each of these grants provides for vesting of the restricted Common Shares in five equal installments beginning on the date of grant and acceleration of vesting of all restricted share grants (including those previously awarded) upon the occurrence of certain change of control or termination events with respect to the Company's business and property management agreements with RMR (a "Termination Event").

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The following table describes the potential payments to the Company's named executive officers upon a Termination Event as of December 31, 2013.

Name	Number of Shares Vested Upon Termination Event (#)	Value Realized on Termination Event as of December 31, 2013 ($)*

David J. Hegarty	19,000	$ 422,370
Richard A. Doyle	14,700	326,781

*
Equals the number of shares multiplied by the closing price of the Company's Common Shares on December 31, 2013.

REPORT OF THE AUDIT COMMITTEE

In the course of the Audit Committee's oversight of the Company's financial reporting process, the committee has: (i) reviewed and discussed with management the audited financial statements for the year ended December 31, 2013; (ii) discussed with Ernst & Young LLP, the Company's independent auditors, the matters required to be discussed under PCAOB Accounting Standard No. 16; (iii) received the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors' communications with the Audit Committee concerning independence; (iv) discussed with the independent auditors their independence; and (v) considered whether the provision of non-audit services by the independent auditors is compatible with maintaining their independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC.

John L. Harrington, Chair Jeffrey P. Somers Frederick N. Zeytoonjian

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APPROVAL OF AMENDMENT TO THE DECLARATION OF TRUST TO PERMIT THE ANNUAL ELECTION OF ALL TRUSTEES (ITEM 2)

The Company's Declaration of Trust currently divides the Company's Board into three groups, with each group elected to serve a three-year term. The Company has had a classified Board since its formation in 1999. Under this structure, only one group of Trustees is considered for election each year.

The Board believes that this classified structure provides important benefits, such as assuring continuity of the Company's business strategy, enhancing the stability of the Board, reinforcing a commitment to long-term shareholder value and reducing the Company's vulnerability to coercive takeover tactics. The Board, however, also recognizes that many shareholders believe that a classified board structure reduces the accountability of Trustees to shareholders because the Trustees do not face an annual election. After carefully weighing these and other considerations, including evolving governance practices and the best interests of the Company and its shareholders, the Board determined that moving to annual elections of all Trustees is in the best interests of the Company and its shareholders. Accordingly, the Board asks you to approve an amendment to the Declaration of Trust to declassify the Board and permit annual elections for all of the Company's Trustees. The Board has unanimously adopted this amendment, subject to shareholder approval at the annual meeting.

The proposed amendment would modify Section 5.2.2 of Article V of the Declaration of Trust to eliminate the Board's classified structure. Trustees elected to three-year terms prior to the effectiveness of the proposed amendment (including the Trustee elected at the 2014 Annual Meeting of Shareholders) will complete those terms and, prior to the 2017 Annual Meeting of Shareholders, any Trustee elected to fill a vacancy resulting from death, resignation or removal of an existing Trustee will hold office for the same remaining term as that of his or her predecessor. Beginning with the 2017 Annual Meeting of Shareholders, all Trustees will stand for election annually.

More specifically:

•
The Group III Trustee elected at the 2014 Annual Meeting of Shareholders will be elected to serve a three-year term, which expires at the 2017 Annual Meeting of Shareholders. Beginning with the 2017 Annual Meeting of Shareholders, the Group III Trustee will stand for election on an annual basis, for a one-year term.

•
The Group I Trustees will serve the remainder of their elected terms, which expire at the 2015 Annual Meeting of Shareholders. Beginning with the 2015 Annual Meeting of Shareholders, the Group I Trustees will stand for election on an annual basis, for one-year terms.

•
The Group II Trustees will serve the remainder of their elected terms, which expire at the 2016 Annual Meeting of Shareholders. Beginning with the 2016 Annual Meeting of Shareholders, Group II Trustees will stand for election on an annual basis, for one-year terms.

If the Company's shareholders do not approve this proposal, the Trustees will continue to be elected in three groups with three-year terms.

A copy of Section 5.2.2 of Article V of the Declaration of Trust reflecting the proposed amendment is attached as Annex A to this proxy statement. Proposed deletions are indicated by strike-outs and proposed additions are indicated in underlines.

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Approval of the amendment to the Declaration of Trust to permit the annual election of all Trustees requires the affirmative vote of two-thirds of all votes entitled to be cast, in person or by proxy, at the Annual Meeting of Shareholders.

The Board of Trustees recommends a vote FOR the approval of the amendment to the Declaration of Trust to permit the annual election of all Trustees.

 SENIOR HOUSING PROPERTIES TRUST     2014 Proxy Statement    54

ADVISORY VOTE TO APPROVE EXECUTIVE
COMPENSATION (ITEM 3)

As required by Section 14A of the Exchange Act, the Company seeks a non-binding advisory vote from its shareholders to approve the compensation of its named executive officers as described in the "Compensation Discussion and Analysis" section beginning on page 46 and the "Executive Compensation" section beginning on page 50.

The Company does not have any employees. The Company's manager, RMR, conducts the Company's day to day operations on the Company's behalf and provides services to the Company that otherwise would be provided by employees. Each of the Company's named executive officers is an employee of RMR and the officers' services are provided to the Company by RMR. RMR compensates the named executive officers directly and in its sole discretion in connection with the officers' services rendered to the Company and to RMR. None of the named executive officers has an employment agreement with the Company and the Company does not pay them salaries or bonuses, or provide them other compensation or benefits, except for the grants of shares under the Share Award Plan described in the "Compensation Discussion and Analysis" and "Executive Compensation" sections.

In deciding how to vote on this proposal, the Board encourages you to read the "Compensation Discussion and Analysis" section beginning on page 46 for a detailed description of the Company's executive compensation philosophy and program, the compensation decisions the Compensation Committee has made under that program and the factors considered in making those decisions. In particular, you should consider that grants of shares under the Share Award Plan reward the Company's named executive officers and foster a continuing identity of interest between them and the Company's shareholders. The Company awards shares under the Share Award Plan to recognize the named executive officers' scope of responsibilities, reward demonstrated performance and leadership, motivate future performance, align the interests of the executives with those of the Company's other shareholders and motivate the executives to remain employees of the Company's manager and to continue to provide services to the Company through the term of the awards. The Company's award of shares under the Share Award Plan is designed to reward executive performance that contributes to the Company's success and increases shareholder value.

The Board recommends that shareholders vote FOR the following resolution:

RESOLVED: That the shareholders of the Company approve, on a nonbinding, advisory basis, the compensation paid to the Company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the "Compensation Discussion and Analysis" in this proxy statement.

Because your vote is advisory, it will not be binding upon the Board or the Compensation Committee. However, the Board values shareholders' opinions and the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions.

Approval of executive compensation requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting of Shareholders.

The Board of Trustees recommends a vote FOR the advisory vote to approve executive compensation.

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RATIFICATION OF THE
APPOINTMENT OF ERNST & YOUNG LLP
AS INDEPENDENT AUDITORS (ITEM 4)

The Audit Committee has the sole authority and responsibility to hire, evaluate and, where appropriate, replace the Company's independent auditors and is directly responsible for the appointment, compensation and general oversight of the work of the independent auditors. The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the independent auditors and the associated fees.

The Audit Committee evaluates the performance of the Company's independent auditors each year and determines whether to reengage the current independent auditors or consider other audit firms. In doing so, the Audit Committee considers the quality and efficiency of the services provided by the auditors and the auditors' technical expertise and knowledge of the Company's operations and industry. In connection with the mandated rotation of the independent auditors lead engagement partner, the Audit Committee and its chair consider the selection of the new lead engagement partner identified by the independent auditors.

Based on this evaluation, the Audit Committee has appointed Ernst & Young LLP to serve as independent auditors for the fiscal year ending December 31, 2014. Ernst & Young LLP has served as the Company's independent auditors since the Company's formation and is considered by management and the Audit Committee to be well qualified. Further, the Audit Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the independent auditors is in the best interests of the Company and its shareholders.

As a matter of good corporate governance, the Audit Committee submits its selection of the independent auditors to the Company's shareholders for ratification. If the shareholders should not ratify the appointment of Ernst & Young LLP, the Audit Committee will reconsider the appointment.

Audit Fees and All Other Fees

The following table shows the fees for audit and other services provided by Ernst & Young LLP for the fiscal years 2013 and 2012.

	2013 Fees	2012 Fees

Audit Fees	$618,500	$665,840
Audit-Related Fees	—	—
Tax Fees	18,950	18,405
All Other Fees	—	—

Audit Fees. This category includes fees associated with the annual financial statements audit and related audit procedures, the audit of internal control over financial reporting, work performed in connection with any registration statements and applicable Current Reports on SEC Form 8-K and the review of the Company's Quarterly Reports on SEC Form 10-Q.

Audit-Related Fees. This category consists of services that are reasonably related to the performance of the audit or review of financial statements and are not included in "Audit Fees." These services principally include due diligence in connection with acquisitions, consultation on accounting and internal control matters, audits in connection with proposed or consummated acquisitions, information systems audits and other attest services.

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Tax Fees. This category consists of fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees. This category consists of services that are not included in the above categories.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee has established policies and procedures that are intended to control the services provided by the Company's independent auditors and to monitor their continuing independence. Under these policies, no services may be undertaken by the independent auditors unless the engagement is specifically approved by the Audit Committee or the services are included within a category that has been approved by the Audit Committee. The maximum charge for services is established by the Audit Committee when the specific engagement or the category of services is approved. In certain circumstances, the Company's management is required to notify the Audit Committee when approved services are undertaken and the Audit Committee or its Chair may approve amendments or modifications to the engagement or the maximum fees. The Company's Director of Internal Audit is responsible for reporting to the Audit Committee regarding compliance with these policies and procedures.

The Audit Committee will not approve engagements of the independent auditors to perform non-audit services for the Company if doing so will cause the independent auditors to cease to be independent within the meaning of applicable SEC or NYSE rules. In other circumstances, the Audit Committee considers, among other things, whether the Company's independent auditors are able to provide the required services in a more or less effective and efficient manner than other available service providers and whether the services are consistent with the Public Company Accounting Oversight Board Rules.

All services for which the Company engaged its independent auditors in 2013 and 2012 were approved by the Audit Committee. The total fees for audit and non-audit services provided by Ernst & Young LLP in 2013 and 2012 are set forth above. The tax fees charged by Ernst & Young LLP during 2013 and 2012 were for tax compliance services, including those related to the Company's income tax returns for the fiscal years ended December 31, 2012 and 2011, respectively. The Audit Committee approved the engagement of Ernst & Young LLP to provide these non-audit services because it determined that Ernst & Young LLP providing these services would not compromise Ernst & Young LLP's independence and that the firm's familiarity with the Company's record keeping and accounting systems would permit the firm to provide these services with equal or higher quality, more quickly and at a lower cost than the Company could obtain these services from other providers.

Other Information

The Company has been advised by Ernst & Young LLP that neither the firm, nor any member of the firm, has any material interest, direct or indirect, in any capacity in the Company or its subsidiaries.

One or more representatives of Ernst & Young LLP will be present at this year's Annual Meeting of Shareholders. The representatives will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

Ratification of the appointment of the independent auditors requires the affirmative vote of a majority of the votes cast in person or by proxy at the Annual Meeting of Shareholders.

The Board of Trustees recommends a vote FOR the ratification of the appointment of Ernst & Young LLP as independent auditors.

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OTHER INFORMATION

At this time, the Company knows of no other matters that will be brought before the meeting. If, however, other matters properly come before the meeting or any postponement or adjournment thereof, the persons named in the accompanying proxy will vote the proxy in accordance with their discretion on such matters to the maximum extent that they are permitted to do so by applicable law.

Jennifer B. Clark

Secretary

Newton, Massachusetts
    , 2014

 SENIOR HOUSING PROPERTIES TRUST     2014 Proxy Statement    58

ANNEX A

Proposed Amendment to the Declaration of Trust to Permit the Annual Election of All Trustees

If Item 2 is approved, Section 5.2.2 of Article V of the Declaration of Trust shall be amended as follows:

Section 5.2.2. ~~On the first date on which the Trust shall have more than one shareholder of record, the Board of Trustees shall be classified into three groups: Group I, Group II and Group III. The number of Trustees in each group shall be determined by the Board in accordance with the Bylaws; provided that the number of Trustees in any one group shall not exceed the number of Trustees in any other group by more than one. The Trustees in Group I shall serve for a term ending at the first annual meeting of shareholders following the end of the Trust's fiscal year ending December 31, 1999, each Trustee in Group II shall serve for a term ending at the following annual meeting of shareholders and the Trustee in Group III shall serve for a term ending at the second following annual meeting of shareholders. After the respective terms of the groups indicated, each such group of Trustees shall be elected for successive terms ending at the annual meeting of shareholders held during the third year after election.~~ The terms of the Trustees shall be determined as follows: (i) at the annual meeting of shareholders of the Trust that is held in calendar year 2014 (the "2014 Annual Meeting"), the Trustee whose term expires at the 2014 Annual Meeting (or such Trustee's successor) shall be elected to hold office for a three-year term expiring at the annual meeting of shareholders of the Trust that is held in calendar year 2017 (the "2017 Annual Meeting"); (ii) at the annual meeting of shareholders of the Trust that is held in calendar year 2015 (the "2015 Annual Meeting"), the Trustees whose terms expire at the 2015 Annual Meeting (or such Trustees' successors) shall be elected to hold office for a one-year term expiring at the annual meeting of shareholders of the Trust that is held in calendar year 2016 (the "2016 Annual Meeting"); (iii) at the 2016 Annual Meeting, the Trustees whose terms expire at the 2016 Annual Meeting (or such Trustees' successors) shall be elected to hold office for a one-year term expiring at the 2017 Annual Meeting; and (iv) at the 2017 Annual Meeting, and at each annual meeting of shareholders of the Trust thereafter, all Trustees shall be elected to hold office for a one-year term expiring at the next annual meeting of shareholders following his or her election. For the avoidance of doubt, each Trustee elected or appointed to the Board of Trustees to serve a term that commenced before the 2015 Annual Meeting (an "Existing Trustee"), and each Trustee elected or appointed to the Board of Trustees to fill a vacancy resulting from the death, resignation or removal of an Existing Trustee, shall serve for the full term to which the Existing Trustee was elected or appointed.

THANK YOU

Thank you for being a shareholder and for the trust you have in
Senior Housing Properties Trust.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date Senior HouSing ProPertieS truSt For address changes, please check this box and write them on the back where indicated. to tHe MAXiMuM eXtent PerMitteD BY APPLiCABLe LAW, tHe ProXieS, in tHeir DiSCretion, Are AutHoriZeD to Vote AnD otHerWiSe rePreSent tHe unDerSigneD on SuCH otHer MAtterS AS MAY ProPerLY CoMe BeFore tHe Meeting or At AnY PoStPoneMent or ADJournMent tHereoF. (note: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer, indicating title. If a partnership, please sign in partnership name by authorized person indicating title.) 1. Election of Trustee. 2. Approval of the Amendment to the Declaration of Trust to permit the annual election of Trustees. nominee (for independent trustee in group iii): Frederick N. Zeytoonjian 3. Advisory vote to approve named executive officer compensation. 4. To ratify the appointment of Ernst & Young LLP as independent auditors to serve for the 2014 fiscal year. tHiS ProXY WHen ProPerLY eXeCuteD WiLL Be VoteD AS DireCteD or, iF no DireCtion iS giVen, WiLL Be VoteD For tHe noMinee For truStee in ProPoSAL 1 AnD For ProPoSALS 2, 3 AnD 4. the Board of trustees recommends a Vote For the Following Proposals. ! ! M65687-TBD SENIOR HOUSING PROPERTIES TRUST TWO NEWTON PLACE 255 WASHINGTON STREET, SUITE 300 NEWTON, MA 02458 For Against Abstain For Against Abstain ! ! ! ! AutHoriZe Your ProXY BY internet - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on , 2014. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. AutHoriZe Your ProXY BY PHone - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on , 2014. Have your proxy card in hand when you call and then follow the instructions. AutHoriZe Your ProXY BY MAiL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Senior Housing Properties Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. eLeCtroniC DeLiVerY oF Future SHAreHoLDer CoMMuniCAtionS If you would like to reduce the costs incurred by Senior Housing Properties Trust in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically by e-mail or over the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. For Withhold ! ! ! For Against Abstain ! ! ! PreLiMinArY ProXY MAteriAL - SuBJeCt to CoMPLetion

M65688-TBD PreLiMinArY ProXY MAteriAL - SuBJeCt to CoMPLetion Senior HouSing ProPertieS truSt AnnuAL Meeting oF SHAreHoLDerS , 2014, Two Newton Place, 255 Washington Street, Suite 100 Newton, Massachusetts 02458 The 2014 Annual Meeting of Shareholders of Senior Housing Properties Trust will address the following items of business: 1. Election of the Trustee named in the Proxy Statement; 2. Approval of the Amendment to the Declaration of Trust to permit the annual election of Trustees; 3. Advisory vote to approve named executive officer compensation; and 4. Ratification of the appointment of Ernst & Young LLP as independent auditors to serve for the 2014 fiscal year. The Board of Trustees recommends a vote FOR each of the proposals. Senior HouSing ProPertieS truSt Two Newton Place, 255 Washington Street, Suite 300 Newton, MA 02458 important notice regarding internet Availability of Proxy Materials: The proxy materials for the 2014 Annual Meeting of Shareholders of Senior Housing Properties Trust (the “Company”), including the Company’s annual report and proxy statement, are available on the Internet. To view the proxy materials or vote online or by telephone, please follow the instructions in the Notice Regarding the Availability of Proxy Materials. this proxy is solicited on behalf of the Board of trustees of Senior Housing Properties trust. The undersigned shareholder of the Company hereby appoints Barry M. Portnoy, Jennifer B. Clark and David J. Hegarty, or any of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2014 Annual Meeting of Shareholders of the Company to be held at Two Newton Place, 255 Washington Street, Suite 100, Newton, Massachusetts 02458 on , 2014, at local time, and any postponement or adjournment thereof, to cast on behalf of the undersigned all the votes that the undersigned is entitled to cast at the meeting and otherwise to represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. The undersigned hereby acknowledges receipt of the notice of annual meeting of shareholders and of the accompanying proxy statement, each of which is incorporated herein by reference, and revokes any proxy heretofore given with respect to the meeting. tHe VoteS entitLeD to Be CASt BY tHe unDerSigneD WiLL Be CASt AS inStruCteD on tHe reVerSe SiDe HereoF. iF tHiS ProXY iS eXeCuteD, But no inStruCtion iS giVen, tHe VoteS entitLeD to Be CASt BY tHe unDerSigneD WiLL Be CASt For tHe noMinee For truStee in ProPoSAL 1 AnD For ProPoSALS 2, 3 AnD 4. ADDitionALLY, to tHe MAXiMuM eXtent PerMitteD BY APPLiCABLe LAW, tHe VoteS entitLeD to Be CASt BY tHe unDerSigneD WiLL Be CASt BY tHe ProXieS, in tHeir DiSCretion, on AnY otHer MAtter tHAt MAY ProPerLY CoMe BeFore tHe Meeting or AnY PoStPoneMent or ADJournMent tHereoF. See reverse for voting instructions. Proxy Address Changes/Comments: _______________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) Upon arrival, please present photo identification at the registration desk.

QuickLinks

Notice of 2014 Annual Meeting of Shareholders and Proxy Statement
PRELIMINARY PROXY MATERIAL—SUBJECT TO COMPLETION
Audit Committee
Compensation Committee
Nominating and Governance Committee